UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Pinterest, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our mission

Our mission is to bring everyone the inspiration to create a life they love

Our core values Our core values bring Pinterest to life

Because we aim to achieve our ambitious goal of inspiring the world, our everyday work is grounded in core values that reflect the beliefs and principles we cherish most. This includes doing right by our users, making big bets and taking smart risks, maintaining a high standard of excellence and innovation, collaborating closely, and creating a culture of belonging.

Letter from the CEO

Dear fellow stockholders,
In 2022, I joined Pinterest as CEO because I knew the enormous value we could deliver to users, advertisers and the world. Nine months into the job, my belief in the long-term potential and power of our company has only grown.
At Pinterest, we are driven by our mission to bring everyone the inspiration to create a life they love. At a time when so much of the internet has become toxic and addictive, Pinterest is building a platform that is positive and productive—one where people can discover inspiring ideas, plan their futures, and shop with brands to make their plans a reality.
Despite the macro-economic headwinds of the past year, I am very proud of our team for how they continued executing. In 2022, we made a number of investments to improve the user experience with more personalized content and deepen engagement. We also innovated for advertisers, creating better measurement tools, adding new formats and more seamless handoffs to merchant sites.
These investments have started to pay off. Pinterest’s fiscal year 2022 revenue grew 9% year-over-year. And we returned to user growth, ending the year with 450 monthly active users, a 4% increase from the year before.
To build on this progress, in 2023, we are intensely focused on four strategic priorities: (1) growing monetization and engagement per user, (2) integrating shopping into the core product experience, (3) improving operational rigor and margin expansion, and (4) strengthening our efforts as a positive and brand-safe platform. Advancing these goals will continue to improve the value we offer users and advertisers, and benefit shareholder value as well.
In addition, we are stepping up our efforts beyond our product to drive positive change for our business and society. Our ESG Impact strategy includes efforts to nurture our employees, care for communities, take care of our planet and ensure governance and ethics are at the heart of everything we do as a business.
I am proud of the momentum we are creating across our business. And I am even more excited about the opportunities ahead. I’m grateful to all of our employees, users, partners and stockholders for their support. I can’t wait to see what we will achieve together in the year ahead and beyond.

Sincerely,
Bill Ready
Chief Executive Officer

“Despite the macro-economic headwinds of the past year, I am very proud of our team for how they continued executing. Pinterest’s fiscal year 2022 revenue grew 9% year-over-year. And we returned to user growth, ending the year with 450 monthly active users, a 4% increase from the year before. I am proud of the momentum we are creating across our business. And I am even more excited about the opportunities ahead.”

Pinterest 2023 Proxy Statement	1

Performance highlights

Company overview
Our mission is to bring everyone the inspiration to create a life they love.
Pinterest is a visual discovery engine. It is where you find and do what you love. With Pinterest, you can discover useful and relevant ideas that inspire you to do and shop.
Pinterest began as a tool to help people collect the things they were passionate about online. But it soon became apparent that the real joy was getting inspired by what other people shared and applying that inspiration to your own lives.
Users, also referred to as Pinners, began using the platform to answer everyday questions like “What should I cook?” and “What should I wear?” They also used it for epic goals like getting a tattoo or building motorcycles. Whatever the interest, people have told us that life gets a little bit better when they can use these ideas to make more of their moments.
Today, 450 million people come to the platform every month to explore and experience more than 240 billion ideas that have been saved. We’re proud to help people discover and do what they love. And the really exciting part is that we are just getting started.
Our headquarters are in San Francisco, CA. We have over 3,900 employees in offices across the globe, including in United States, Ireland, Germany, United Kingdom, France, Brazil, Mexico, Japan, Canada, Spain, Italy, Singapore, Netherlands, Poland and Australia.

2	Pinterest 2023 Proxy Statement

Performance highlights

Business and strategic highlights

Overview of 2022 results Our key financial and operating results as of and for the year ended December 31, 2022 are as follows:
	Monthly active users (in millions)	Revenue (in millions)

215
122
95
2021
231
124
95
2022
U.S. & Canada
Rest of World
Europe

$62
$382
$2,133
$95
$398
$2,309
2021
2022
U.S. & Canada
Rest of World
Europe

Revenue $2,803M Global Monthly active users (“MAUs”)(1) 450M Average revenue per user ("ARPU")(2) $6.36 Net income (loss) $(96)M Adjusted EBITDA(3) $442M

	Net income (loss) (in millions)	Adjusted EBITDA (in millions)

Average revenue per user

(1)We define a monthly active user as an authenticated Pinterest user who visits our website, opens our mobile application or interacts with Pinterest through one of our browser or site extensions, such as the Save button, at least once during the 30-day period ending on the date of measurement. We present MAUs based on the number of MAUs measured on the last day of the current period.
(2)We measure monetization of our platform through our average revenue per user metric. We define ARPU as our total revenue in a given geography during a period divided by average MAUs in that geography during the period. We calculate average MAUs based on the average of the number of MAUs measured on the last day of the current period and the last day prior to the beginning of the current period. We calculate ARPU by geography based on our estimate of the geography in which revenue-generating activities occur
(3)Adjusted EBITDA is a non-GAAP financial measure. We define adjusted EBITDA as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, interest and other (income) expense, net and provision for (benefit from) income taxes, and non-cash charitable contributions. See Appendix A to this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Pinterest 2023 Proxy Statement	3

Note about our websites and reports and forward-looking statements:
Website references are provided in this proxy statement for convenience only. The content of any referenced websites or reports, including any other websites or reports referenced or discussed in this proxy statement, are not deemed to be part of, nor incorporated by reference into, this proxy statement. We assume no liability for the content contained on the referenced websites.
This proxy statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the proxy statement, including statements about the company’s goals, progress or expectations with respect to corporate responsibility, sustainability, corporate governance, executive compensation and other matters, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this proxy statement. Such risks, uncertainties and other factors include those risks described in “Risk factors” and “Management’s discussion and analysis of financial condition and results of operations” in the company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC.

4	Pinterest 2023 Proxy Statement

Notice of annual meeting
of stockholders
You are cordially invited to attend the 2023 annual meeting of stockholders ("annual meeting") on Thursday, May 25, 2023, at 8:00 a.m. Pacific Time, which we are holding exclusively online via live webcast at www.virtualshareholdermeeting.com/PINS2023. Whether or not you expect to attend the annual meeting, please vote, as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote at the virtual annual meeting by following the instructions under “Voting and annual meeting information”.

Voting items
Date and Time
Thursday, May 25, 2023, at 8:00 a.m. Pacific Time
Location
www.virtualshareholder meeting.com/PINS2023
Who Can Vote
Stockholders as of March 29, 2023 are entitled to vote
How to Vote
Internet
www.proxyvote.com
Phone
1-800-690-6903
Mail
Complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the envelope provided

Proposals		Board Vote Recommendation	For Further Details

1	To elect the four Class I nominees for director named in the accompanying proxy statement to hold office until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their office is otherwise vacated.	“FOR” each director nominee	Page 10

2	To approve, on an advisory non-binding basis, the compensation of our named executive officers (“say-on-pay”).	“FOR”	Page 32

3	To ratify the audit and risk committee’s selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year 2023.	“FOR”	Page 54

4-5	To consider and vote on stockholder proposals set forth in the proxy statement, if properly presented.	“AGAINST”	Page 56

We will also conduct any other business properly brought before the annual meeting.
These proposals, as well as instructions for accessing the virtual annual meeting, are more fully described in the accompanying proxy statement and a list of registered stockholders as of the record date will be accessible during the meeting at www.virtualshareholdermeeting.com/PINS2023. The record date for the annual meeting is March 29, 2023. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment thereof. We expect to begin mailing a notice of internet availability of proxy materials on April 12, 2023, to all stockholders of record entitled to vote at the annual meeting.
By Order of the Board of Directors
Wanji Walcott
Chief Legal Officer and Secretary
San Francisco, California
April 12, 2023
Important notice regarding the availability of proxy materials for Pinterest’s 2023 annual meeting of stockholders: The notice, proxy statement and annual report are available at www.proxyvote.com.

Pinterest 2023 Proxy Statement	5

Proxy summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
Proxy statement for the 2023 annual meeting of stockholders
Headquarters: 651 Brannan Street, San Francisco, California 94107 | (415) 762-7100

Date and Time To Be Held Online at 8:00 a.m. Pacific Time on Thursday, May 25, 2023	Location www.virtualshareholdermeeting.com/PINS2023	Investor Relations Website investor.pinterestinc.com

This proxy statement is furnished in connection with the solicitation of your proxy by our board of directors (‘‘board’’) to vote at the 2023 annual meeting of stockholders (‘‘annual meeting’’), including at any adjournments or postponements of the annual meeting. This proxy statement contains information to be voted on at the annual meeting and certain other information required by Securities and Exchange Commission (‘‘SEC’’) rules. In accordance with SEC rules, we are making our proxy materials available at www.proxyvote.com with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials on April 12, 2023, to all stockholders of record entitled to vote at the annual meeting. This notice contains instructions for viewing the proxy materials and voting online and requesting a printed set of proxy materials.
You are cordially invited to attend the annual meeting on Thursday, May 25, 2023, at 8:00 a.m. Pacific Time, which we are holding exclusively online via live webcast at www.virtualshareholdermeeting.com/PINS2023. Whether or not you expect to attend the annual meeting, please vote, as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote at the virtual annual meeting by following the instructions under ‘‘Voting and annual meeting information’’.

Agenda

Proposals		Board Vote Recommendation	For Further Details

1	To elect the four Class I nominees for director named in the accompanying proxy statement to hold office until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their office is otherwise vacated.	“FOR” each director nominee	Page 10

2	To approve, on an advisory non-binding basis, the compensation of our named executive officers (“say-on-pay”).	“FOR”	Page 32

3	To ratify the audit and risk committee’s selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year 2023.	“FOR”	Page 54

4-5	To consider and vote on stockholder proposals set forth in the proxy statement, if properly presented.	“AGAINST”	Page 56

6	Pinterest 2023 Proxy Statement

Proxy summary
Our board of directors
The following table provides summary information about each of our current directors, including the four nominees for election at the annual meeting.

Name	Principal Occupation	Age	Director Since	Independent	Committee Memberships
Jeffrey Jordan	Managing Partner, Andreessen Horowitz	64	2011	Yes	Governance Committee*
Jeremy Levine	Partner, Bessemer Venture Partners	49	2011	Yes	Governance Committee (chair)
Gokul Rajaram	Corporate Development and Strategy Lead, DoorDash	48	2020	Yes	Compensation Committee**
Marc Steinberg	Senior Portfolio Manager, Elliott Management Corporation	33	2022	Yes	Audit Committee***
Fredric Reynolds	Former EVP & CFO, CBS Corporation	72	2017	Yes	Audit Committee (chair)
Evan Sharp	Co-Founder & Advisor, Pinterest	40	2019	No	None
Andrea Wishom Lead Independent Director	President, Skywalker Holdings	53	2020	Yes	Compensation Committee
Leslie Kilgore	Former Chief Marketing Officer, Netflix	57	2019	Yes	Compensation Committee (chair); Audit Committee
Bill Ready	Chief Executive Officer, Pinterest	43	2022	No	None
Benjamin Silbermann	Co-Founder and Executive Chair, Pinterest	40	2008	No	None
Salaam Coleman Smith	Former EVP, ABC Family	53	2020	Yes	Audit Committee; Governance Committee
(*) Our nominating and corporate governance committee is referred to as “governance committee” throughout this proxy statement.
(**) Our talent development and compensation committee is referred to as “compensation committee” throughout this proxy statement.
(***) Our audit and risk committee is referred to as "audit committee" throughout this proxy statement.

Pinterest 2023 Proxy Statement	7

Proxy summary
Board snapshot
The following charts reflect the age, independence, tenure, gender and race/ethnicity of the members of our board continuing in office following the annual meeting, assuming the election of all nominees:

Age	Independence	Tenure	Gender	Race/Ethnicity

Skills and experience

Governance		Sales & marketing
	8/11		5/11

Management		Global
	9/11		10/11

Technology		Media & content
	9/11		8/11

Finance		E-commerce
	7/11		6/11

For more information about our board members, see page 12 of this proxy statement.
Corporate governance highlights
Our corporate governance practices are designed to promote the long-term interests of our stockholders, strengthen board and management accountability and foster responsible decision-making. The following table summarizes our corporate governance policies and practices.

   lead independent director
   board chair and CEO roles held by two different people
   fully independent board committees
  diverse board in terms of skills, independence, gender, race/ethnicity regular board refreshment with 5 new directors since 2019
   board service limited to no more than 5 public companies, including the Pinterest board annual self-evaluation of the full board
   regular review of board succession planning
   minimum stock ownership requirement
   director resignation policy
   director retirement age of 72
   proxy access for qualifying stockholders
   regular stockholder engagement

For more information about our corporate governance practices, see page 19 of this proxy statement.

8	Pinterest 2023 Proxy Statement

Proxy summary
Executive compensation highlights
We endeavor to maintain sound governance standards through the administration of our executive compensation program. The following tables summarize our compensation governance policies and practices.

What we do
   fully independent compensation committee
   independent compensation consultant to the compensation committee annual review of the compensation program, best practices and market trends majority of executive compensation tied to stock value

   annual review of succession plans for key officers
   “double trigger” termination required for vesting in equity in connection with change in control annual stockholder advisory non-binding vote on our compensation program (say-on-pay)
   clawback policy for misconduct resulting in financial restatement minimum stock ownership requirement

What we don’t do
pension and executive retirement plans significant perquisites to executive officers supplemental executive benefits “single trigger” vesting in equity in connection with change in control	employee and director hedging and pledging of our equity securities tax gross-ups on change in control payments dividends or equivalents on unvested equity awards

For more information about our executive compensation practices and policies, see page 33 of this proxy statement.

Pinterest 2023 Proxy Statement	9

Election of directors

Proposal 1 Election of directors

Our board is currently comprised of eleven members. In accordance with our amended and restated certificate of incorporation (our "certificate of incorporation"), our board is divided into three staggered classes of directors. At the annual meeting, four Class I directors will stand for election for a three-year term. Each director’s term continues until the election and qualification of their successor, or until their office is otherwise vacated.
Each of the nominees standing for election at the annual meeting currently serves as a director. Three of the four director nominees, Jeffrey Jordan, Jeremy Levine and Gokul Rajaram were most recently elected by our stockholders at the 2020 annual meeting of stockholders. In December 2022, our board appointed Marc Steinberg as a Class I director. Mr. Steinberg was appointed pursuant to the cooperation agreement entered into by and among the company, Elliott Associates, L.P. and Elliott International L.P. A description and copy of the cooperation agreement is available on the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 6, 2022.
Upon recommendation by our governance committee, the board has nominated each of them for election for a term of three years (through the 2026 annual meeting of stockholders) and until their successors have been duly elected and qualified, or until their office is otherwise vacated.

The board recommends a vote FOR each director nominee

10	Pinterest 2023 Proxy Statement

Election of directors
Our board of directors
Board diversity
We believe the diversity, skills and experience of our directors as described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.
Our board is composed of a diverse group of individuals, with diverse backgrounds, experience and skills relevant to our company. Many of the directors have senior leadership experience at major U.S. and international companies. In these positions, they have also gained experience in areas such as management, financial planning, public company governance, sales and marketing, media and content, e-commerce and international business. Many of our directors have experience serving on boards and board committees of other public companies, and have an understanding of corporate governance practices and trends and different business processes, challenges and strategies. Further, our directors also have other experience that makes them valuable members of the board, including experience in established or growing technology companies.

Age	Independence	Tenure	Gender	Race/Ethnicity

Board experience and expertise
The following reflects the experience and expertise of the members of our board continuing in office following the annual meeting, assuming the election of all nominees:

Governance Governance experience supports our emphasis on strong board and management accountability, transparency, protection of stockholder interests and long-term value creation.	Management Leadership and management experience enables our board to provide advice, guidance and assess the performance of our own management and workforce.	Technology Experience in the technology sector is valuable to effectively oversee and understand our product strategy and roadmap and the industry as a whole.
Finance
Financial expertise provides our board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.

8 Directors	9 Directors	9 Directors	7 Directors

Sales & Marketing Experience in sales and marketing enables the directors to provide valuable advice and oversight over our ads business, sales and marketing activities and growth strategy.	Global Experience leading large, global companies and teams helps the directors to advise us on our international growth and expansion.	Media & Content Experience in the media industry and/or with content focused companies enables directors to meaningfully oversee long term strategy on content and creators.	E-commerce Experience with e-commerce supports us in developing and strengthening the shopping initiatives on our platform.

5 Directors	11 Directors	8 Directors	6 Directors

Pinterest 2023 Proxy Statement	11

Election of directors
Class I director nominees for election at the 2023
annual meeting of stockholders

Jeffrey Jordan Managing Partner, Andreessen Horowitz Director since 2011

Jeffrey Jordan has served at Andreessen Horowitz, a venture capital firm, since 2011 and most recently as a Managing Partner. Previously, Mr. Jordan served as President and Chief Executive Officer of OpenTable, Inc., an online restaurant reservation service company, from 2007 to 2011. He served as President of PayPal, Inc., an internet-based payment system company then owned by internet retail company eBay Inc., from 2004 to 2006, and as Senior Vice President and General Manager of eBay North America from 1999 to 2004. He also served as Chief Financial Officer of Hollywood Entertainment, a video rental company and as President of its subsidiary, Reel. com. Previously, Mr. Jordan served in various capacities at The Walt Disney Company, an entertainment company, for eight years, most recently as Senior Vice President and Chief Financial Officer of The Disney Store Worldwide. Prior to that, he worked for the Boston Consulting Group, Inc., a management consulting firm. Mr. Jordan currently serves on the board of several private companies, including Instacart and previously served on the board of OpenTable, Inc. from 2007 to 2013.

Our committees
•Governance Committee (member)
Other current public boards
•Airbnb, Inc. (chair of nominating and corporate governance committee and member of the audit, risk and compliance committee)
•Accolade, Inc. (member of compensation committee)
Education
•Master of Business Administration, Stanford University Graduate School of Business
•Bachelor of Arts, Amherst College
Relevant experience
Extensive experience as a C-suite-level officer and director of technology companies and as a venture capitalist

Jeremy Levine Partner, Bessemer Venture Partners Director since 2011

Jeremy Levine has served as a partner at Bessemer Venture Partners, a venture capital firm, since 2001, where his investment experience includes entrepreneurial startups and high growth companies including consumer internet, consumer software and business software and services. Prior to joining Bessemer, Mr. Levine was Vice President of Operations at Dash.com Inc., an internet software publisher, from 1999 to 2001. Prior to Dash, Mr. Levine was an Associate at AEA Investors, a management buyout firm, where he specialized in consumer products and light industries, from 1997 to 1999. Previously, Mr. Levine was with McKinsey & Company, a management consultant firm, as a management consultant from 1995 to 1997. Mr. Levine previously served on the board of directors of MINDBODY Inc. from 2010 to 2017 and Yelp from 2005 to 2019. Mr. Levine currently serves on the board of many private companies.

Our committees
•Governance Committee (chair)
Other current public boards
•Shopify, Inc. (member of nominating and governance committee)
Education
•Bachelor of Science, Duke University
Relevant experience
Extensive experience with technology companies, serving on the boards of directors of public and private companies, and experience as a venture capitalist

12	Pinterest 2023 Proxy Statement

Election of directors

Gokul Rajaram Corporate Development and Strategy Lead, DoorDash, Inc. Director since 2020

Gokul Rajaram has served in various roles at DoorDash, a food ordering service, since November 2019, most recently as their Corporate Development and Strategy Lead. Previously, from 2013 to 2019, Mr. Rajaram led several product development teams at Block, Inc. (previously named Square, Inc.), a financial technology company, most recently as the Caviar Lead. Prior to Block, Inc., Mr. Rajaram served as Product Director of Ads at Facebook, Inc., a social media company, from 2010 to 2013. Previously, Mr. Rajaram was Product Management Director for Google AdSense, an online advertising company. He previously served on the board of RetailmeNot, Inc. and Course Hero, Inc.

Our committees
•Compensation Committee (member)
Other current public boards
•The Trade Desk Inc. (member of compensation committee and audit committee)
•Coinbase Global Inc. (member of the compensation committee)
Education
•Master of Computer Science, University of Texas
•Master of Business Administration, The Massachusetts Institute of Technology
•Bachelor of Computer Science, Indian Institute of Technology, Kanpur
Relevant experience
Extensive experience with product development and as an officer and director of technology companies, including public companies

Marc Steinberg Senior Portfolio Manager, Elliott Management Corporation Director since 2022

Marc Steinberg is a Senior Portfolio Manager at Elliott Management Corporation, an investment management firm. He is responsible for public and private equity investments across a range of industries, including the technology, media and telecommunications sectors. He currently serves on the board of directors of two private companies: Nielsen, a global leader in audience insights, data and analytics, and Cubic, a technology-driven provider of solutions for public transit and defense applications. Prior to joining Elliott in 2015, Mr. Steinberg worked at investment bank Centerview Partners.

Our committees
•Audit Committee (member)
Other current public boards
•None
Education
•Bachelor of Arts, Harvard College
Relevant experience
Strong experience in financial management and industry expertise as a strategic advisor to technology companies

Pinterest 2023 Proxy Statement	13

Election of directors
Class II directors continuing in office until the 2024
annual meeting of stockholders

Fredric Reynolds Former Executive Vice President and Chief Financial Officer, CBS Corporation Director since 2017

Fredric Reynolds served as Executive Vice President and Chief Financial Officer of CBS Corporation, a mass media company, from 2006 to 2009. From 2001 to 2005, he served as President and Chief Executive Officer of Viacom Television Stations Group and as Executive Vice President and Chief Financial Officer of Viacom Inc., a mass media company, from 2000 to 2001. He also served as Executive Vice President and Chief Financial Officer of Westinghouse Electric Corporation, a predecessor of CBS Corporation. Prior to that, Mr. Reynolds held several positions at PepsiCo, a food and beverage corporation, for twelve years, including Chief Financial Officer or Financial Officer at Pizza Hut, Pepsi Cola International, Kentucky Fried Chicken Worldwide and Frito Lay. Mr. Reynolds served on the board of AOL, Inc. from 2009 to 2015, Hess Corporation from 2013 to 2019, MGM Corporation from 2010 to 2022 and Mondelez International, Inc. from 2007 to 2022.

Our committees
•Audit Committee (chair)
Other current public boards
•Raytheon Technologies (chair of audit committee, member of governance and public policy committee and member of compensation committee)
Education
•Bachelor in Business Administration, University of Miami
•Certified Public Accountant
Relevant experience
Extensive financial, leadership and media expertise, management experience in a broad range of companies and service on the board of public companies

Evan Sharp Co-Founder and Advisor, Pinterest Director since 2019

Evan Sharp is a Co-Founder of Pinterest and currently serves as a consultant to Pinterest. Previously, he served as our Chief Design & Creative Officer until October 2021. While employed at Pinterest, he oversaw the creative, product and design teams since 2011. He was previously a product designer at Facebook, a social media company, from 2010 to 2011. Since October 2021, he has served as a consultant at LoveFrom, a design firm and is an advisor to various private companies, including Kudoos Inc., Hume AI and Naya Studio, Inc.

Our committees
•None
Other current public boards
•None
Education
•Bachelor of Arts in History, University of Chicago
Relevant experience
Deep knowledge and understanding of our business as a co-founder and experience with product development and design

14	Pinterest 2023 Proxy Statement

Election of directors

Andrea Wishom President, Skywalker Holdings LLC Director since 2020; Lead Independent Director

Andrea Wishom has served as President of Skywalker Holdings, LLC, a private holding company and family office. She oversees over a billion dollars in assets for various business units, human resources, finance, and all philanthropic and creative aspects for the company. Before joining Skywalker, Ms. Wishom spent over 20 years at Harpo Productions, an American multimedia production company. At Harpo Productions she held various production, programming, development and executive roles for The Oprah Winfrey Show, Harpo Studios and OWN: The Oprah Winfrey Network and most recently as the Executive Vice President. In addition to her public company board, Ms. Wishom currently serves on the board of Tory Burch LLC.

Our committees
•Compensation Committee (member)
Other current public boards
•Nextdoor Holdings, Inc. (member of compensation committee)
Education
•Bachelor of Arts in English, University of California, Berkeley
Relevant experience
Extensive experience in media industry and C-suite-level management experience

Class III directors continuing in office until the 2025 annual meeting of stockholders

Leslie Kilgore Former Chief Marketing Officer, Netflix, Inc. Director since 2019

Leslie Kilgore served as Chief Marketing Officer of Netflix, Inc., an online entertainment service, from 2000 to 2012. From 1999 to 2000, she served as Director of Marketing of Amazon.com, Inc., an online retail company. Ms. Kilgore held various positions, including Brand Manager, at The Procter & Gamble Company, a manufacturer and marketer of consumer products, from 1992 to 1999. Ms. Kilgore served on the board of LinkedIn Corporation from 2010 to 2016 and Medallia, Inc. from July 2015 to October 2021. In addition to her public company boards, she currently serves on the board of Discord Inc.

Our committees
•Compensation Committee (chair)
•Audit Committee (member)
Other current public boards
•Netflix, Inc. (member of audit committee)
•Nextdoor Holdings, Inc. (chair of compensation committee)
Education
•Master of Business Administration, Stanford University Graduate School of Business
•Bachelor of Science, Wharton School of Business at the University of Pennsylvania
Relevant experience
Extensive experience as a marketing executive with internet retailers and consumer product companies and experience as a board member of public and private companies

Pinterest 2023 Proxy Statement	15

Election of directors

Bill Ready CEO, Pinterest Director since 2022

Bill Ready has served as our Chief Executive Officer and as a Director on our board since June 2022. Previously he was the president of commerce, payments & next billion users at Alphabet Inc., a technology company, from January 2020 until June 2022. Prior to joining Alphabet, Inc., Mr. Ready was executive vice president and chief operating officer of PayPal Holdings, Inc., an internet-based payment system company, from October 2016 through July 2019 and continued as executive vice president through December 2019 during the transition until he departed PayPal. Prior to that, he was PayPal’s senior vice president, global head, product & engineering from July 2015 to September 2016 and he continued to lead Braintree operations while in various roles at PayPal following PayPal’s acquisition of Braintree in December 2013. From October 2011 to December 2013, he was the chief executive officer of Braintree, a mobile and web payment systems company acquired by PayPal. Prior to Braintree, Mr. Ready was executive in residence at Accel Partners, a leading Silicon Valley venture capital and growth equity firm. Mr. Ready also served as president of iPay Technologies from 2008 to 2011. He also worked as a strategy consultant for McKinsey & Company, where he advised leading financial technology companies.

Our committees
•None
Other current public boards
•William Sonoma, Inc. (member of compensation committee)
•Automatic Data Processing, Inc. (member of audit committee and member of corporate development and technology advisory committee)
Education
•Master of Business Administration, Harvard Business School
•Bachelor of Science in Information Systems and Finance, University of Louisville
Relevant experience
Extensive experience as a C-suite-level officer and director of various technology companies

Benjamin Silbermann Co-Founder, Executive Chair, Pinterest Director since 2008

Benjamin Silbermann is a Co-Founder and Executive Chair of Pinterest. He previously served as our Chief Executive Officer from 2008 and as President from 2012 until June 2022. Prior to co-founding Pinterest, Mr. Silbermann worked at Alphabet Inc., a technology company, from 2006 to 2008. He currently serves on the board of non-profit organizations, including How We Feel and Resolve to Save Lives.

Our committees
•None
Other current public boards
•None
Education
•Bachelor of Arts, Yale University
Relevant experience
Deep knowledge and understanding of our company, strategy and business as our Former President and CEO and experience with product development

16	Pinterest 2023 Proxy Statement

Election of directors

Salaam Coleman Smith Former EVP, The Walt Disney’s ABC Television Group Director since 2020

Salaam Coleman Smith served as Executive Vice President at The Walt Disney’s ABC Television Group, a multinational broadcast television group from 2014 to 2016, overseeing Strategy and Programming for ABC Family’s Freeform channel. Prior to joining The Walt Disney Company, Ms. Smith worked at Comcast NBCUniversal, a multinational media company since 2003, where she served as President of Style Network from 2008 to 2013. Prior to joining Comcast NBCUniversal, Ms. Smith worked at Viacom Inc., a multinational mass media conglomerate for nearly ten years where she served as a senior executive within MTV Networks International Division and helped oversee Nickelodeon’s global expansion in Europe, Asia, and Latin America. Ms. Smith has served as a board member for several non-profit organizations, including Women in Cable Telecommunications and Dress For Success. In addition to her public boards, she also serves on the board of Scopely, an online gaming company since December 2021.

Our committees
•Audit Committee (member)
•Governance Committee (member)
Other current public boards
•Gap, Inc. (member of compensation and management development committee)
Education
•Bachelor of Science in Industrial Engineering, Stanford University
Relevant experience
Strong expertise in global media, multi-platform content, brand development, strategic planning, financial management, consumer-centric insights and C-level management

Director selection and recruitment
The governance committee is responsible for, among other things, overseeing succession planning for directors and ensuring that we have a qualified board to oversee management’s execution of the company’s strategy and safeguard the long-term interests of stockholders. In this regard, the governance committee is charged with identifying, evaluating and recommending potential director candidates.

1 Identify
•In identifying potential candidates for board membership, the governance committee considers recommendations from directors, stockholders, management and others, including, from time to time, executive search firms to assist it in locating qualified candidates.
•The governance committee does not distinguish between nominees recommended by stockholders and other nominee recommendations.

2 Evaluate
•Once potential director candidates are identified, the governance committee, with the assistance of management, undertakes an extensive vetting process that considers each candidate’s diverse background, experience, qualifications, independence and fit with the board’s priorities.
•As part of this vetting process, the governance committee, as well as other members of the board and the CEO, conducts a series of interviews with the candidates.

3 Recommend
•If the governance committee determines that a potential candidate meets the needs of the board and the company and has the desired qualifications and experiences, it recommends the candidate’s nomination or appointment to the full board for consideration.

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Election of directors
The governance committee strives to maintain an engaged, independent board with broad and diverse experience and judgment that is committed to representing the long-term interests of our stockholders. The governance committee considers a wide range of factors when selecting and recruiting director candidates, including achieving:
•an experienced and qualified board. The governance committee seeks directors with a record of accomplishment in their chosen fields that are relevant to our company and its industry.
•diversity. The governance committee seeks candidates representing a diversity of occupational and personal backgrounds, knowledge, skills, qualifications and viewpoints so that the board provides effective oversight of the management of the company. The governance committee reviews the board’s effectiveness in balancing these considerations when assessing the composition of the board.
•board refreshment. We believe that Pinterest benefits from fostering a mix of experienced directors with a deep understanding of the company and its industry and those who bring fresh perspectives. We have regularly refreshed our board since our initial public offering ("IPO") in April 2019, including the addition of four new directors over the past four years.
•ideal board size. The board has eleven directors which includes four Class I directors, three Class II directors and four Class III directors. The board believes this size works well as it provides a sufficient number of directors on the board to achieve an appropriate mix of experience and meet its oversight responsibilities, while promoting accountability and efficiency.
•a board with strong personal attributes. We believe that all of our directors should possess the following personal attributes: high integrity and good judgment, absence of legal or regulatory impediments, independence of mind and strength of character to effectively represent the best interests of all stockholders and provide practical insights and diverse perspectives, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to the board and its committees, and willingness to assume broad, fiduciary responsibilities on behalf of all stockholders.
Stockholder recommendations of director candidates
The governance committee considers director candidates recommended by stockholders. Stockholders may recommend a candidate by writing to the Corporate Secretary at the company’s address listed on page 6 of this proxy statement, and including all information that our amended and restated bylaws (our "bylaws") require for director nominations.
Stockholder proxy access right
We have adopted proxy access. Our bylaws permit stockholders (either individually or in a group of up to 20 stockholders) that have owned 3% or more of Pinterest' outstanding shares continuously for at least three years to submit director nominees (the greater of two directors or up to 20% of our board) for inclusion in our proxy materials. For additional information, see "Stockholder proposals and nominations for the 2024 annual meeting of stockholders".
Director independence
At least a majority of our board members, including all members of our audit, compensation and governance committees, are required to be independent under New York Stock Exchange (“NYSE”) listing rules. The board, with the assistance of the governance committee, considers all relevant facts and circumstances when making its independence determinations. A substantial majority of our board – eight out of eleven directors – is independent.
The board has affirmatively determined that Mr. Jordan, Ms. Kilgore, Mr. Levine, Mr. Rajaram, Mr. Reynolds, Ms. Smith, Mr. Steinberg and Ms. Wishom do not have relationships that would interfere with the exercise of their independent judgment in carrying out the responsibilities as a director and each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, the board considered the current and prior relationships that each of these directors has with our company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director (and any investor with which they are affiliated) and the transactions involving them. The board also took into account that Pinterest from time to time engages in business in the ordinary course with entities where our directors are employed, serve on the board or otherwise provide services to such entities.

18	Pinterest 2023 Proxy Statement

Corporate governance
Board structure and role
Our board is currently comprised of eleven directors and is divided into three classes with each class consisting of nearly one-third of the total number of directors and each class having a three-year term.
Board leadership structure
The board regularly reviews its leadership structure to evaluate whether the structure remains appropriate for the company, and the directors annually elect the chair of the board. In June 2022, Benjamin Silbermann stepped down as our chief executive officer. In accordance with the board's plans for CEO succession, the board determined that Mr. Silbermann should remain chair of the board and transitioned to an executive chair role given his deep understanding of our business and culture, as well as his leadership in shaping and driving the company’s strategic priorities and business plans. At that time, we appointed Bill Ready as our chief executive officer and a director.
Our corporate governance guidelines provide that if the chair is not otherwise independent, the independent directors will select one of our independent directors to serve as our lead independent director. Andrea Wishom continues to serve as lead independent director following Mr. Silbermann’s transition. We have structured the lead independent director role in a manner that we believe reinforces the independence of the board and continues to best serve the long-term interests of our stockholders. A summary of the roles and responsibilities of the board chair and lead independent director is provided below.

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Corporate governance

Benjamin Silbermann Executive Chair	Andrea Wishom Lead Independent Director

Primary responsibilities
•presiding over meetings of the board;
•advising and supporting the CEO and senior management on the company’s long-term strategy-planning and capability-building;
•approving the agenda for board meetings in consultation with the lead independent director and the CEO;
•consulting with the lead independent director on the annual board evaluation, at the direction of the governance committee;
•being involved in the maintenance of key strategic relationships and stakeholder communications, as appropriate;
•consulting with the governance committee, as needed, in connection with the committee’s evaluation and recommendation candidates for election to the board; and
•being available to the CEO and the board to assume additional responsibilities, as may be requested from time to time.

Primary responsibilities
•serving as liaison between the CEO, executive chair and the independent directors
•presiding over meetings of the board at which the executive chair is not present, including executive sessions of our independent directors;
•approving the agenda for board meetings (in consultation with the CEO and executive chair);
•ensuring the board receives adequate and timely information;
•providing feedback to the CEO regarding his performance;
•conducting the annual board evaluation in consultation with the executive chair, at the direction of the governance committee;
•being available for consultations and communications with major stockholders upon request;
•calling special meetings of the board and stockholders; and
•calling executive sessions of the independent directors.

The board believes that its selection of the current leadership structure is not impacted by the board’s risk oversight function and the board is effective in overseeing risk, as described in the “Board’s role in risk oversight” section below, under a variety of leadership frameworks.

20	Pinterest 2023 Proxy Statement

Corporate governance
Board committees
Our board has established three standing committees - an audit committee, a compensation committee and a governance committee. The composition and responsibilities of each are described below.
The board has determined that each member of each committee is independent and meets the NYSE and SEC independence standards for serving on such committee, as applicable. The board also has determined that, in accordance with the SEC and NYSE rules, each member of the audit committee is financially literate and Mr. Reynolds is an audit committee financial expert. Members serve on these committees until their resignation or until otherwise determined by the board. The board has adopted written charters for each of the audit committee, compensation committee and governance committee which are available at https://investor.pinterestinc.com/ governance/governance-documents. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The board may establish other committees as it deems necessary or appropriate from time to time.

Audit and risk committee Current members: Fredric Reynolds (chair) Leslie Kilgore (member) Salaam Coleman Smith (member) Marc Steinberg (member) Number of meetings held in 2022 9
The audit committee is primarily responsible for:
•overseeing the company’s financial and accounting reporting processes, including disclosure controls, internal audit function, internal controls and audits and review of the company’s consolidated financial statements;
•appointing or changing the company’s auditors and reviewing their independence, qualification and performance;
•overseeing significant financial matters, including tax planning, treasury policies, financial risk exposure, dividends and share issuances and repurchases; and
•overseeing the company’s enterprise risk management program and compliance with applicable legal and regulatory requirements as well as overseeing risk programs in areas such as, information security, data protection and privacy.

Talent development and compensation committee Current members: Leslie Kilgore (chair) Gokul Rajaram (member) Andrea Wishom (member) Number of meetings held in 2022 5
The compensation committee is primarily responsible for:
•overseeing the compensation of the company’s directors and employees;
•establishing, reviewing and administering the compensation of our executive officers;
•administering the company’s equity-based plans and certain other compensation plans;
•evaluating the post service arrangement and benefits of our executive officers, including the CEO;
•overseeing the implementation and administration of any clawback or recoupment policy;
•reviewing the operation and structure of the company’s compensation program; and
•evaluating the company’s programs and practices relating to talent and leadership development and management, including matters relating to the attraction, development and retention of a diverse and talented workforce.

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Corporate governance

Nominating and corporate governance committee Current members: Jeremy Levine (chair) Jeffrey Jordan (member) Salaam Coleman Smith (member) Number of meetings held in 2022 2
The governance committee is responsible for:
•evaluating the size, composition, organization and governance of the board and its committees;
•assisting the board in identifying and evaluating candidates qualified to be appointed as a board member;
•recommending potential candidates to the board for its approval to propose such candidates to the stockholders for election to the board;
•reviewing and recommending to the board the independence determinations of the directors as well as recommending to the board the composition of each committee;
•reviewing Pinterest’s environmental, social and governance (“ESG”) strategy, goals, initiatives and reporting on ESG matters; and
•reviewing the performance and annual self-evaluation of the board and each of its committees.

Board’s role
The board is elected to oversee management and safeguard stockholders’ long-term interests. A key function of the board is reviewing, approving (where appropriate) and actively monitoring management’s execution of the company’s long-term strategic goals. The board actively engages on Pinterest matters throughout the year, including at quarterly board meetings and regular meetings of each committee, where they receive updates from key management personnel. The board and committees also have meetings as needed in between their regular meetings. Directors also regularly engage with, and provide counsel to, management through informal calls and meetings.
Our board oversees management’s performance on behalf of our stockholders. The primary responsibilities of the board include:

  reviewing and overseeing the company’s strategic direction and objectives overseeing the company’s legal and regulatory compliance
  succession planning for the CEO and key executives
  monitoring the company’s accounting and financial reporting practices and controls overseeing the company’s risk exposure evaluating the board’s composition, performance and effectiveness overseeing the company’s talent development and management

Board’s role in strategy
Our board recognizes the importance of ensuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. Our board has an oversight role in helping management formulate, plan and implement our company's strategy. The board has a robust annual strategic planning process that includes developing and reviewing elements of our business, strategic and financial plans with our executive leadership team. The board gets updates on the company's strategy progress and challenges, as well as related risks, throughout the year.

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Corporate governance
Board’s role in risk oversight
Our board is responsible for overseeing how we manage risk at Pinterest. This is carried out both at the full board level and through each of the standing committees.
Through our enterprise risk assessment ("ERA") process, we maintain a defined approach to assessing and managing risks and circumstances that could impact our ability to achieve strategic objectives. We refresh our ERA process annually, using the previous year’s ERA results as a baseline, researching potential emerging risks and interviewing relevant stakeholders to gather perspectives on the company’s top enterprise risks. These insights help direct ongoing risk management conversations with management and the board, including expanding management awareness and oversight on newly identified risks.

Board of directors
The full board is responsible for monitoring and assessing strategic risk exposure, including determining the nature and level of risk appropriate for the company, and the committees are responsible for monitoring and assessing risks inherent in their respective oversight functions as follows:

Audit committee
oversees our enterprise risk management program and significant financial risk exposures and certain legal, regulatory and operational risk exposures, including with respect to disclosure controls and procedures, information security, data protection and privacy.

Compensation committee
oversees significant compensation and other talent-related risk exposures, including risks and exposures associated with leadership assessment, management succession planning, executive compensation programs and arrangements and talent and leadership development and management, including matters relating to the attraction, development and retention of a diverse and talented workforce.
Governance committee oversees significant governance risk exposures, including, with respect to corporate governance, ESG, board effectiveness and board succession planning.

Management Management meets periodically with the board and each committee to review risk oversight matters and periodically provides reports to them on these matters.

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Corporate governance
Board engagement
Attendance at board and committee meetings
We encourage all our directors to attend and actively participate in all meetings of the board and any committees on which they serve. In 2022, the board held 15 meetings, and each director attended 75% or more of the aggregate number of meetings of the board and of the committees on which he or she served during the year. Directors are also encouraged to attend the annual stockholders’ meetings. All the directors then serving on the board attended the 2022 annual stockholders’ meeting.
Director orientation and education
New directors participate in an orientation program, which generally addresses the company’s strategic plans, significant risk exposures and compliance programs (including its Code of Business Conduct & Ethics and other applicable policies). The directors and the company are committed to providing all directors with an orientation and adequate and consistent continuing education.
Board evaluation
The lead independent director and the governance committee oversee the performance and annual self-evaluation process for the board and each standing committee. We conduct interviews of each board member for their observations and suggestions on the effectiveness of the board. The governance committee chair and lead independent director, along with any applicable consultants, discuss results with the board and may make recommendations to the chair of the board on any changes as they deem necessary.
ESG impact
Our mission is to give people the inspiration to create a life they love. We have ongoing efforts to address environmental, social, and governance ("ESG") priorities to further our mission and help deliver sustainable long-term value to our stakeholders. We are working to be a positive force for good across our business, with a particular focus on four main areas: people, product, planet and governance.
Below we describe highlights of our on-going ESG efforts. Our ESG Impact Report is available on our investor relations website. We also regularly post company initiatives and information in our newsroom at https://newsroom.pinterest.com and https://investor.pinterestinc.com/investor-overview.

People
Our employees make Pinterest the success that it is. We are committed to meeting their real-world needs and championing emotional wellbeing so they can bring their best selves to work.
Benefits that meet real-world needs. In 2022, we introduced PinFlex, a flexible work model that gives our employees the freedom to work at an office, from home or at another virtual location within their country of employment, and even up to three months working outside their country of employment for eligible employees.
We strive to give employees choices that are best for their careers and their lives with a comprehensive suite of medical, dental, disability and mental health benefits to all employees. For example, we updated our global parental benefits to offer new parents at least 20 weeks leave. Because every family is unique, additional benefits are available to parents and caregivers with newborns in neonatal intensive care, adoptive parents and people experiencing a miscarriage.
Employee wellbeing. We also expanded access to free mental health and wellbeing resources like Lyra, Ginger, Calm and Cleo. In 2022, we further evolved our employee resource groups, which we call Pinspiration Groups, and which are centered around a common cause that ties back to a business priority, such as sustainability or emotional wellbeing. One of our Pinspiration Groups, Pinside Out, uniquely creates space for colleagues to connect on mental health topics and activities. It activates peer-to-peer support through monthly healthy hours (open forums and guided discussions) and

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Corporate governance
group meditations. In addition, to promote financial wellbeing, we also offer money management education, financial planning and investment services.
Building a diverse talent pipeline. We are committed to creating a workplace where everyone feels a sense of belonging and sees themselves represented. We believe in a representative workforce and understand that a diverse applicant pool is critical to this goal. Our Diverse Slates Approach is designed so candidates who are women, Black, Latiné or Hispanic, Indigenous, Native Hawaiian and/or Pacific Islander are considered for positions, all the way to final interviews. Targeted recruitment efforts through AfroTech, Lesbians Who Tech & Allies and historically black colleges and universities also open the door to a wider pool of talent.
While it is every employee’s responsibility to make Pinterest an inclusive workplace, it is also the responsibility of our management and the board. We seek inclusion and diversity at the highest level in our organization. As described in this proxy statement, our board as well as our leadership team is diverse in terms of gender, race, skills, expertise and experience.
Our compensation committee oversees our inclusion and diversity ("I&D") efforts. Management regularly updates the compensation committee on our progress updates against our I&D goals (including pay equity), any impediments to our efforts and relevant trends and observations.
We also publish our I&D Report that includes goals and progress into how we’re making Pinterest and our team more diverse, inclusive and uplifting.
Caring for communities. Pinterest aims to have a positive and inspiring impact on the communities it’s a part of and serves. That ranges from emergency and disaster response efforts, through employee volunteer service and donation matching contributions, to the provision of pro bono legal services, to local business and vendor support, alongside other efforts aimed at contributing to strong and vibrant communities.
To help our community, we spent $10 million since 2021, to advance emotional wellbeing by supporting nonprofit organizations that raise awareness, and provide access to mental health resources. Through our philanthropic efforts and partnerships, we now support the work of approximately 40 nonprofit organizations advancing emotional wellbeing in over 30 countries including BEAM (Black Emotional and Mental Health Collective) and Purpose Project.

Product
We are intentional in our efforts to create a positive, welcoming and—above all—inspiring corner of the internet.
A positive corner of the internet. Delivering a positive platform starts with proactive content policies that prioritize user wellbeing. Community guidelines govern what we expect on Pinterest. They outline what we expect of everyone creating content in order to nurture a positive, honest, welcoming and—above all—inspiring corner of the internet. Comprehensive advertising guidelines make it clear what can be promoted on our platform and how. We work hard to keep policies up-to-date and strive to remove content that violates them or negatively impacts users’ emotional wellbeing.
These comprehensive community and advertising guidelines are constantly re-evaluated and updated to address the latest issues and developments online. Examples of our longstanding commitment to combating false, negative, and harmful information online include: our ban on ads that contain weight-loss language and imagery and our industry-leading climate misinformation policy, launched in April 2022.
A place of inclusion. Building a positive corner of the internet means trying to make sure everyone feels welcomed and supported when they come to our platform. We continue to evolve our features for greater diversity and inclusion. For example, in August 2021, Pinterest unveiled a hair pattern search for inclusive beauty results which built on previous features to filter search results by skin tone range, helping to increase representation for underrepresented creators. Whether it’s combating misinformation or creating a more inclusive online experience, we are deliberate about improving our platform through policy decisions and product developments.
Prioritizing data privacy. We want to give people easy-to-access information on how their data is used by maintaining a clear regularly updated online privacy policy. We maintain an information security team to oversee all data and business security areas, including: enterprise security, product security, security operations, infrastructure security, detection and response and governance, risk and compliance. While we have a dedicated team, we also emphasize the shared

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Corporate governance
responsibility of our workforce to support ongoing product and company security. This is communicated during employee onboarding, and every year after, with everyone required to complete annual security awareness and compliance training.

Planet
When it comes to protecting the planet, we believe everyone has a role to play. At Pinterest, we’re committed to inspiring action—across our platform, within our operations and throughout our communities—starting with reducing our own emissions.
Partnering for Earth. Addressing climate change requires global, cross-industry collaboration. It’s why we maintain memberships with organizations such as Business for Social Responsibility and Project Drawdown’s Drawdown Labs initiative: entities that exist to activate shared responsibility for realizing a healthier planet.
Tracking our emissions. We understand our responsibility to do our part, so we have committed to set near-term emissions reduction targets in line with climate science and the Science Based Targets initiative: a program designed to drive corporate climate action.
Our offices represent our largest directly operated physical footprint; we’re always looking for ways to make them more energy efficient. In September 2022, we announced our commitment to achieve 100% renewable electricity in our global offices in 2023.
Collaborating for a more sustainable cloud. At Pinterest, most emissions are Scope 3 (i.e. indirect emissions from our upstream and downstream value chain), including emissions from cloud computing that makes our platform possible. We’ve worked with our cloud computing partner, Amazon Web Services (AWS), since 2018 to better understand our indirect carbon footprint—and their goals for reducing their emissions. Amazon is on a path to power its operations, including AWS data centers, with 100% renewable energy by 2025—five years ahead of its original 2030 commitment.
PinPlanet. On Earth Day 2022, we introduced PinPlanet, our employee resource group of over 400 employees on a mission to create a sustainable future for all by inspiring climate action. Throughout the year, PinPlanet leaders hosted workshops, created community action opportunities for employees and worked with creators to develop content on living a more sustainable life.
Additionally, we know our environmental impacts go beyond emissions, so we monitor water use and waste streams, seeking to do more with less in a bid to protect precious natural resources.

Governance
It’s not just what we do that matters but how we do it. Good corporate governance drives accountability, transparency and decision-making that strengthens stakeholder confidence. Our board oversees and reviews the company's strategic direction and objectives, considering (among other things) risk profile and exposure, and key stakeholder relationships. Three standing board committees have distinct responsibilities, including ESG-specific responsibilities. The governance committee is responsible for reviewing our ESG strategy, goals, initiatives and reporting on ESG matters. Our management regularly updates the committee on ESG matters. In addition, the compensation committee is responsible for overseeing our inclusion and diversity efforts, including receiving regular progress updates against our I&D goals. Our corporate governance practices are further described throughout this proxy statement.
We maintain various publicly available company policies, including a Code of Business Conduct & Ethics that outlines the ethical, lawful conduct we expect from everyone at Pinterest. A Supplier Code of Conduct establishes expectations for suppliers working with Pinterest.
Every new hire must complete Ethics & Code of Conduct training and confirm they have read the code. Periodic communications and refresher trainings on this and related topics support our ongoing efforts to enhance employee understanding of these expectations.

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Corporate governance
Other governance practices
Corporate governance guidelines
The board has adopted corporate governance guidelines, which you can find on our website (https://investor.pinterestinc.com/governance/governance-documents), that we believe reflect the board’s commitment to governance practices that enhance corporate responsibility and accountability. The board annually reviews these guidelines, along with the charters for the board’s standing committees (the audit committee, compensation committee and governance committee), so that our policies and programs continue to reflect good corporate governance practices.
Code of ethics
We have adopted a Code of Business Conduct and Ethics applicable to our directors, employees and contractors, including our CEO, CFO and other executive officers and all persons performing similar functions. A copy of that code is available on our website (https://investor.pinterestinc.com/governance/governance-documents). We intend to disclose on our website any future amendments to, or material waivers from, the code to the extent applicable to our executive officers or directors and required to be disclosed within four business days following the amendment or waiver.
No compensation committee interlocks or insider participation
None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last year, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board or compensation committee.
Communications with the board and stockholder engagement
We have a process by which stockholders and any other interested parties may directly communicate with the board or any of its directors, including the executive chair and lead independent director. Those who wish to communicate with the board or any of its directors may do so by sending written communications addressed to the Corporate Secretary at the company’s address which can be found on page 6 of this proxy statement. These communications are reviewed by the Corporate Secretary or Assistant Secretary to determine whether they are appropriate for presentation to the board or such director. The purpose of this screening is to avoid having the board consider irrelevant or inappropriate communications (such as advertisements, solicitations, and product inquiries).
We value hearing from our stockholders. We believe that effective corporate governance includes regular, transparent, and constructive communication with our stockholders to understand your perspectives and priorities. Throughout the year, members of our investor relations team and our management meet with our stockholders from time to time to address their questions and concerns about our business and the company. In 2022, we had productive dialogues on a number of topics of interest to our stockholders, including diversity and inclusion, company strategy, products and innovation, corporate governance, compensation and other issues.
We also update our board on investor feedback, when appropriate.

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Director compensation
The compensation committee regularly reviews and assesses the form and amount of compensation payable to our independent directors and, with the assistance of an external compensation consultant, recommends any appropriate adjustments to the full board for approval. The compensation committee most recently reviewed the Non-Employee Director Compensation Policy with its independent compensation consultant in February 2023 and confirmed the current policy with no changes. We also reimburse our independent directors for reasonable out of pocket travel expenses in connection with attending board and committee meetings. In addition, we also reimburse board members for education opportunities since we think that's integral to their duties and performance.
Pursuant to a Non-Employee Director Compensation Policy, below is a summary of compensation paid to our independent directors.

Cash compensation (1)
Annual retainer		$50,000
Additional annual retainer for lead director		$37,500
Additional annual retainers for committee service	Chair	Member
Audit Committee	$25,000	$12,500
Compensation Committee	$20,000	$10,000
Governance Committee	$10,000	$5,000
Equity compensation (2)
Initial grant of RSUs (3)		$400,000
Annual grant of RSUs (4)		$260,000
(1)Paid in quarterly installments on a prospective basis, pro-rated for directors whose service commences during the year.
(2)Amounts represent the approximate grant date fair value of RSUs that will be settled in shares of Class A common stock. All awards granted pursuant to the updated Non-Employee Director Compensation Policy vest, in addition to the schedules below, upon a change in control of the company.
(3)Award vests, subject to the director’s continued service, in equal annual installments on the first three anniversaries of the director’s commencement of service. Applies only to directors appointed after the IPO which was in April 2019.
(4)Award vests, subject to the director’s continued service, in full on the earlier of the first anniversary of the grant date or the day prior to the company’s next annual meeting.
Benjamin Silbermann, Evan Sharp and Bill Ready do not receive any additional compensation for their services as a director. In connection with Mr. Sharp’s transition from an executive officer of the company to an advisor on October 15, 2021, and in accordance with the previously disclosed terms of his consulting agreement, his then outstanding equity awards continue to vest while he serves as a director and advisor.

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Director compensation
Stock ownership guidelines for directors
In November 2022, our board approved stock ownership guidelines pursuant to which non-employee directors are required to own Pinterest stock with a value equal to at least five times the amount of the annual cash retainer described above. Unvested RSUs held by a board member are not counted as shares when determining the number of shares owned. Under the guidelines, directors must comply with this requirement within five years of the later of (i) the date they join the board, or (ii) the adoption of the guidelines in November 2022. If any director does not meet the stock ownership requirement within this time frame, then he or she must retain 50% of the “net profit shares” resulting from the vesting of equity awards until he or she reaches the applicable ownership requirement.
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2022.
2022 Director compensation table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)	All Other Compensation ($)	Total ($)
Jeffrey Jordan	55,000	259,981	—	314,981
Leslie Kilgore	82,500	259,981	—	342,481
Jeremy Levine	60,000	259,981	—	319,981
Gokul Rajaram	60,000	259,981	—	319,981
Fredric G. Reynolds	75,000	259,981	—	334,981
Salaam Coleman Smith	67,500	259,981	—	327,481
Marc Steinberg	2,603	399,999	—	402,602
Andrea Wishom	97,500	259,981	—	357,481
(1)Reported amounts represent the aggregate grant date fair value of RSUs granted during 2022, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See "Notes to consolidated financial statements" included in our 2022 annual report on Form 10-K for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards.
(2)As of December 31, 2022, Mr. Jordan had 12,713 RSUs outstanding, Ms. Kilgore has 12,713 RSUs outstanding, Mr. Levine has 12,713 RSUs outstanding, Mr. Rajaram has 19, 311 RSUs outstanding, Mr. Reynolds has 12,713 RSUs outstanding, Ms. Smith had 14,975 RSUs outstanding, Mr. Steinberg had 16,129 RSUs outstanding and Ms. Wishom had 16,538 RSUs outstanding.

Pinterest 2023 Proxy Statement	29

Executive officers
The following table sets forth information for our executive officers as of the date of this proxy statement. Our executive officers are appointed by and serve at the discretion of the board, and each holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Christine Deputy	57	Chief People Officer
Malik Ducard	50	Chief Content Officer
Naveen Gavini	35	Senior Vice President, Head of Products
Todd Morgenfeld	51	Chief Financial Officer and Head of Business Operations
Bill Ready*	43	Chief Executive Officer
Benjamin Silbermann*	40	Co-Founder and Executive Chair
Wanji Walcott	53	Chief Legal Officer and Corporate Secretary
*    See “Our Board of Directors” for the background for Messrs. Ready and Silbermann.
On February 6, 2023, we announced that Todd Morgenfeld, our Chief Financial Officer and Head of Business Operations will transition from his role with the company to pursue other career opportunities effective July 1, 2023.
Christine Deputy has served as our Chief People Officer since June 2021. Prior to joining Pinterest, Ms. Deputy was Chief Human Resources Officer at Nordstrom, Inc., a luxury department store chain, from 2015 to 2021, and Chief Human Resources & Communications Officer for Aviva plc, a British multinational insurance and asset management company, from 2013 to 2015. She also served as director, human resources, Global Retail and Business Banking for Barclays plc, a multinational bank, from 2012 to 2013, and Chief Human Resources Officer for Dunkin’ Brands from 2009 to 2012. Prior to joining Dunkin’ Brands, she held a variety of leadership roles at Starbucks. Ms. Deputy currently serves on the board of Kindercare Learning Companies, Inc., an early education and childcare company. Ms. Deputy holds a Bachelor of Arts in Psychology from George Washington University.
Malik Ducard has served as our Chief Content Officer since October 2021. Prior to joining Pinterest, he served as Vice President of Content Partnerships at YouTube, a video sharing company and social media platform owned by Alphabet, Inc., from 2019 to 2021 and as their Global Head of Family, Learning, Social Impact, Film and TV from 2018 to 2019 and served in various other roles from 2011 to 2018. Prior to joining YouTube, he served as vice president of North America digital distribution and subsequently as senior vice president of digital distribution for the Americas at Paramount Pictures, a motion picture studio, from 2007 to 2011. He has also led Lionsgate’s Home Entertainment Acquisitions group as well as MGM’s Home Entertainment’s Acquisitions and Business Development division. Mr. Ducard holds a Master of Business Administration from UCLA’s Anderson School of Management and a Bachelor of Arts from Columbia University.
Naveen Gavini has served as our Senior Vice President, Head of Products since April 2020. In his role, he oversees all design and product efforts for both consumer and advertiser products. Prior to this role, he led the design and engineering functions. Prior to joining Pinterest in 2012, he worked at Yahoo! Inc., a web services provider. He currently serves on the board of TextNow, Inc. He holds a Bachelor of Science degree in Computer Science and Engineering from Rutgers University.

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Executive officers
Todd Morgenfeld has served as our Chief Financial Officer since November 2016. In May 2020, he assumed the role of Head of Business Operations as well. Prior to joining Pinterest, he served as Vice President of Finance at Twitter, Inc., a social networking company, from 2015 to 2016 and Treasurer and Senior Vice President of Corporate Development and Corporate Financial Analytics at Hewlett-Packard Company, a multinational information technology company, from 2013 to 2015. He served as an investment partner at Silver Lake, a private equity firm, from 2004 to 2013. He currently serves on the board of Urban Outfitters, Inc. Mr. Morgenfeld holds a Master of Business Administration from Stanford Graduate School of Business and a Bachelor of Science from the United States Military Academy, where he graduated first in his class.
Wanji Walcott has served as our Chief Legal Officer and Corporate Secretary since November 2022. Prior to joining Pinterest, she served as Executive Vice President, Chief Legal Officer at Discover Financial Services, a financial services company, from July 2019 to October 2022. Prior to Discover, Ms. Walcott served as Senior Vice President and General Counsel at PayPal Holdings, Inc., an internet-based payment system company, where she led the company’s global legal organization from February 2017 to July 2019. Prior to that, she served as Vice President, Product Legal from November 2015 to February 2017. From 2002 to 2015, she held multiple leadership roles at American Express, where she last served as Senior Vice President, Managing Counsel. She also serves on the board of various non profit organizations, including the Economic Club of Chicago, the Botanic Garden of Chicago, the Minority Corporate Counsel Association and The Fredrick Gunn School. Ms. Walcott holds a Bachelor’s degree in Philosophy from Howard University and a Juris Doctor from the Howard University School of Law.

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Executive compensation

Proposal 2 Advisory non-binding vote on our named executive officers’ compensation

In accordance with Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act"), we are providing our stockholders with the opportunity to express their view, on an advisory, non-binding basis, on the compensation of our named executive officers (commonly known as a "say-on-pay" vote).
This say-on-pay proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this proxy statement. Please read the “Compensation Discussion and Analysis” and the compensation tables and narrative disclosure that follow for information about our executive compensation program, including details of the fiscal 2022 compensation of our named executive officers. Our compensation committee believes that these policies and practices are effective in implementing our compensation philosophy and achieving our compensation program goals.
As an advisory vote, the outcome of the vote on this proposal is not binding. However, our management team, our board and our compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by our stockholders, and will consider the outcome of this vote when making future executive compensation decisions. Unless our board modifies its policy on the frequency of holding say-on-pay votes based on the vote of the stockholders holding a majority of the voting power of the shares represented at the annual meeting or otherwise, the next say-on-pay vote will occur at the 2024 annual meeting of stockholders.

The board recommends a vote FOR the approval, on an advisory non-binding basis, of our named executive officers’ compensation

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Executive compensation
Compensation discussion and analysis
This Compensation Discussion and Analysis describes the compensation program for our chief executive officer, our chief financial officer, and our three other highest paid executive officers (commonly referred to as “named executive officers” or “NEOs”). For 2022, our NEOs were:

Bill Ready	Chief Executive Officer (our “CEO”)
Benjamin Silbermann	Co-Founder, Executive Chair
Todd Morgenfeld	Chief Financial Officer and Head of Business Operations (our “CFO”)
Christine Flores	Former General Counsel and Corporate Secretary
Naveen Gavini	Senior Vice President of Products
Wanjii Walcott	Chief Legal Officer and Corporate Secretary (our "CLO")
Effective as of June 29, 2022, Ben Silbermann transitioned to a role of executive chair and ceased to be our CEO. Bill Ready was appointed as our CEO effective June 29, 2022.
On February 11, 2022, Christine Flores informed the company of her intention to leave the company effective October 1, 2022. Wanji Walcott was appointed as our CLO effective November 14, 2022 and was appointed as a Corporate Secretary effective November 17, 2022.
On February 6, 2023, we announced that Todd Morgenfeld, our Chief Financial Officer and Head of Business Operations will transition from his role with the company to pursue other career opportunities effective July 1, 2023.
Compensation philosophy and program

Objectives
Our executive compensation program is guided by these objectives:
•drive achievement of Pinterest’s long-term mission;
•motivate team collaboration (company first, individual function second);
•attract and retain top talent by compensating competitively based on the executive’s value and performance; and
•align the interests of our executives with those of our stockholders.

Framework
To achieve these objectives, our executive compensation program has two compensation elements: base salary and long-term equity incentive compensation. In addition, our NEOs are eligible to participate in the standard benefit plans offered to our other employees and are eligible for post-employment compensation in certain situations as described below. We generally do not provide our NEOs with perquisites or other personal benefits and do not have any defined benefit pension, supplemental executive retirement or non-qualified deferred compensation plans. Our NEOs are eligible to participate in our 401(k) matching contributions program on the same basis as our other employees.
Pay mix
The majority of our executive compensation is delivered in the form of equity awards. For details, see the "2022 Summary compensation table" below. We believe that this pay mix, including equity compensation in the form of time-based awards (restricted stock units (“RSU”) and restricted stock awards (“RSA”) and stock options) generally vesting over four years, effectively supports all of our compensation objectives, including achievement of our long-term mission, motivating and paying for team and company performance, and aligning our executives’ interests with those of our stockholders.

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Executive compensation
Linking pay with performance
As described above, the majority of our NEOs’ target total direct compensation is linked to the value of our stock, which reflects the value we create over the long term. Following each annual review cycle, executives are eligible to receive periodic equity grants. While we use time-based RSUs, RSAs and stock options for such grants, when determining the amount of such awards, the compensation committee generally considers the company’s performance against various financial, operational and strategic objectives as well as each named executive officer’s individual contribution to that performance. In assessing executive performance, the compensation committee considers both the objectives the executive helped the company achieve as well as how they helped achieve those objectives, including whether they demonstrated leadership behaviors consistent with our values.
Governance
We endeavor to maintain sound governance standards through the administration of our executive compensation program. The following table summarizes our compensation governance policies and practices.

What we do
   fully independent compensation committee
   independent compensation consultant to the compensation committee annual review of the compensation program, best practices and market trends majority of executive compensation tied to stock value

   annual review of succession plans for key officers
   “double trigger” termination required for vesting in equity in connection with change in control annual stockholder advisory non-binding vote on our compensation program (say-on-pay)
   clawback policy for misconduct resulting in financial restatement minimum stock ownership requirement

What we don’t do
pension and executive retirement plans significant perquisites to executive officers supplemental executive benefits “single trigger” vesting in equity in connection with change in control	employee and director hedging and pledging of our equity securities tax gross-ups on change in control payments dividends or equivalents on unvested equity awards

The compensation committee, in consultation with its external compensation consultant, will continue to assess and update our executive compensation program so that it best supports Pinterest’s long-term mission and growth.

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Executive compensation
Compensation-setting process
Roles and responsibilities

Role of our compensation committee
•The compensation committee performs the responsibilities of the board relating to the compensation of directors and employees, including executive officers.
•The compensation committee has overall responsibility for reviewing our compensation philosophy and strategy, overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO as well as our other executive officers.
•The compensation committee also oversees management of risks for succession planning and compensation; and evaluates the company’s programs and practices relating to talent and leadership development and management, including matters relating to the attraction, development and retention of a diverse and talented workforce.
•The compensation committee operates pursuant to a written charter, which is available on our website (see page 6 of this proxy statement).

Role of our chief executive officer
•In discharging its responsibilities, the compensation committee works with members of our management, including our CEO.
•Management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters.
•The compensation committee solicits and reviews our CEO’s recommendations with respect to adjustments to base salaries, long-term equity incentive compensation opportunities, program structures, and other compensation-related matters for our named executive officers (other than with respect to his own compensation) and considers his recommendations as one of the factors in determining compensation.
•Our CEO recuses himself from all discussions and recommendations regarding his own compensation and is not present when his compensation is discussed.

Role of our compensation consultant
•Pursuant to its charter, the compensation committee has the authority to retain the services of external compensation advisors, as it determines in its sole discretion, including compensation consultants and legal, accounting, and other advisors.
•The compensation committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the compensation committee or the chair of the committee.
•We continued to engage Compensia, Inc. ("Compensia") as the executive compensation consultant for the compensation committee after evaluating that firm’s independence pursuant to applicable SEC and NYSE rules and determining that Compensia’s work did not give rise to any conflict of interest.
•Compensia did not provide any services to us other than advice and support with respect to director, executive and other employee compensation, including: the levels of overall compensation and each element of compensation for our executives; peer group selection and data collection; market trends for executive and director compensation; equity compensation; a risk assessment of our compensation programs; and input on this Compensation Discussion and Analysis.

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Executive compensation
The compensation committee reviews our executive compensation program annually to assess whether it continues to be aligned with our compensation philosophy and program objectives as described above. The compensation committee updates the program as needed and also evaluates and establishes target total direct compensation opportunities for each of our NEOs.
The compensation committee’s decision making for our NEOs’ compensation is guided by the factors listed below. The compensation committee does not weigh these factors in any predetermined manner, and no single factor is determinative in selecting compensation elements and setting compensation levels. Members of the compensation committee apply their business judgment and consider all of this information in light of their experience and knowledge of the company, the competitive market and each NEO. The factors that the compensation committee considers include:
•our executive compensation program objectives;
•our performance against the financial, operational and strategic objectives established by the compensation committee and the board;
•each of our named executive officer’s roles and responsibilities, qualifications, knowledge, skills, experience, and marketability including on a relative basis to other similarly situated executives at the companies in our compensation peer group;
•the performance of each of our NEOs, based on a qualitative assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, ability to collaborate across the company and demonstration of leadership behaviors consistent with our values, and potential to contribute to our long-term financial, operational and strategic objectives;
•an analysis of competitive market data (as described below);
•the unrealized value and other terms of the outstanding unvested equity awards held by each of our named executive officers;
•feedback from investors on our executive compensation program, including through the say-on-pay vote; and
•the recommendations of our CEO with respect to the compensation of our other NEOs.
Say-on-pay vote
In setting the form and amount of compensation for our NEOs, the compensation committee also considers the voting results from our most recent say-on-pay vote as well as specific input provided by stockholders throughout the year. At our 2022 annual stockholders’ meeting, stockholders expressed a high level of support for our executive compensation program, with 98.3% of the votes cast in favor. The compensation committee did not make any significant changes to our executive compensation program in 2022 as a result of the say-on-pay vote.
Competitive positioning
For purposes of comparing our executive compensation against the competitive market and to guide compensation levels and practices, the compensation committee developed a peer group for 2022 in consultation with our external compensation consultant. In developing the peer group, the compensation committee’s goal was to include companies that would be relevant and useful for compensation decision-making, recognizing the individual qualifications and marketability of our NEOs.
This resulted in a peer group comprised of:
•30 publicly traded companies, mainly headquartered in the San Francisco Bay Area;
•in internet and software-related industries;
•with revenue from 0.25x to 6.0x Pinterest’s last four quarters’ revenue of $2.2 billion; and
•with market cap from 0.25x to 4.0x Pinterest’s 30-trading day average market capitalization of $47.6 billion.

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Executive compensation
For 2022, the compensation peer group consisted of the following companies:

Activision Blizzard, Inc.	Electronic Arts Inc.	TripAdvisor, Inc.
Adobe Inc.	Expedia Group, Inc.	Twilio Inc.
AirBnB*	Intuit Inc.	Twitter, Inc.
Arista Networks, Inc.	Lyft, Inc.	Uber Technologies, Inc.
Autodesk, Inc.	Okta, Inc.	VMware, Inc.
Block, Inc.	Palo Alto Networks Inc.	Workday, Inc.
Crowdstrike Holdings, Inc.	ServiceNow Inc.	Yelp Inc.
DocuSign, Inc.	Snap Inc.	Zillow Group, Inc.
Doordash*	Splunk Inc.	Zoom Video
Dropbox, Inc.	Spotify Technology SA	Communications, Inc.
eBay Inc.

*    Based on the factors described above, companies marked with an asterisk were added to the peer group for 2022. Slack Technologies, Inc. was removed from the 2021 peer group.
The above compensation peer group for 2022 was approved by the compensation committee in October 2021, with input from our external compensation consultant.
As described above, compensation decisions are not based solely on competitive market data. Rather, the market data serves as one point of reference to aid in understanding the competitive market for executive positions in our industry. When making compensation decisions, the compensation committee does not specifically target compensation for our NEOs at a certain percentile of compensation data for other individuals with similar roles at the peer companies. Instead, the committee considers all of the data, including individual compensation data where available, as well as the many qualitative factors unique to each of our NEOs, including their responsibilities, qualifications, knowledge, performance, and marketability which are not adequately reflected in percentile-based data. In addition to publicly available compensation data, the committee may also review compensation survey data for the peer group and broader groups for supplemental, secondary reference.
The compensation committee reviews our compensation peer group at least annually and adjusts its composition as warranted, taking into account changes in our business and that of the companies in our peer group, as well as changes in our executives.
Base salaries
Consistent with our compensation philosophy and focus on long-term value creation, base salaries are not a major portion of the target total direct compensation for our NEOs. During 2022, the compensation committee determined to set a standard base salary amount for all NEOs with the exception of Ben Silbermann, whose salary of $197,100 remained unchanged for 2022. This amount is reviewed on an annual basis.
For 2022, the base salary for our NEOs was adjusted to an annual base salary of $400,000 by the compensation committee after its consideration of both the company’s and corresponding market data. The table below sets forth the base salaries for each of our NEOs as of December 31, 2022:

Named Executive Officer	Base Salary
Bill Ready	$400,000
Ben Silbermann	$197,100
Todd Morgenfeld	$400,000
Christine Flores	$400,000
Naveen Gavini	$400,000
Wanjii Walcott	$400,000

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Executive compensation
Long-term equity incentive compensation
Consistent with our compensation philosophy and focus on our long-term mission and value creation, the majority of our NEOs’ target total direct compensation has historically been delivered in the form of RSUs, RSAs and stock options generally vesting over four years. In establishing the amount and terms of these awards, the compensation committee generally considers the factors described above under the Compensation-setting process. NEOs may receive larger awards upon hire or in connection with a promotion or significant change in responsibilities, and do not necessarily receive awards every year.
With respect to our NEOs who were serving as of the commencement of 2022, the compensation committee did not grant new equity awards to such NEOs in 2022 in consideration of the company’s and each NEO’s performance during 2021 and the unrealized value and terms of outstanding and unvested equity awards.
In connection with his appointment as our CEO and pursuant to his employment agreement, Mr. Ready received a stock option grant to purchase 8,553,172 shares of our class A common stock. The stock option began vesting on July 20, 2022 and 1/16 of the total number of shares underlying the stock option vest on each 3-month anniversary of such date, subject to Mr. Ready’s continued service as our CEO. He also received a grant of 934,579 RSAs (representing a value of approximately $20 million as of the date of the grant). Mr. Ready was required to purchase shares of Class A common stock from the open market in an aggregate amount of $5 million (“Investment Shares”) in order to receive his RSA grant. The RSAs granted to Mr. Ready began vesting on October 20, 2022 and 1/16 of the total number of shares vest on each 3-month anniversary of such date, subject to Mr. Ready’s continued service as our CEO and his continuing to hold the Investment Shares.
In connection with her appointment as our CLO and pursuant to her employment agreement, Ms. Walcott received a grant of 335,853 RSUs (representing a value of approximately $8 million as of the date of the grant). Ms. Walcott’s RSUs vest in equal installments on a quarterly basis over two years, subject to her continued employment on each applicable vesting date.
Benefits
Generally available benefits
Our named executive officers are eligible to participate in the same employee benefits that are generally available to all our full-time employees, subject to the satisfaction of certain eligibility requirements. These benefits include medical and dental and vision insurance, life insurance, short- and long-term disability insurance and commuter benefits.

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Executive compensation
Section 401(k) savings plan
In addition, we maintain a Section 401(k) savings plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis by deferring eligible compensation up to certain limits as set forth in the Internal Revenue Code. We make matching contributions to the Section 401(k) plan for all eligible employees. In addition, we have the ability to make discretionary cash contributions to the Section 401(k) plan, though we did not do so in 2022. Participants are immediately fully vested in both their own contributions and any company contributions. In structuring these benefit programs, we seek to provide an aggregate level of benefits that is comparable to those provided by similarly situated companies.
Non-qualified deferred compensation
We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.
Perquisites and other personal benefits
We do not view perquisites or other personal benefits as important to achieving our compensation objectives. Accordingly, we maintain a general benefits program for all employees and do not provide perquisites or other personal benefits to our executive officers except where we believe it is appropriate to achieve our compensation objectives and to assist our executive officers in the performance of their duties. During 2022, our named executive officers did not receive any perquisites or other personal benefits, except for benefits that are generally available to all our employees.
Post-employment compensation arrangements

What we do
We have entered into executive severance and change in control agreements with each of our named executive officers. These agreements provide severance payments and, except for Ben Silbermann, partial vesting in equity if the named executive officer’s employment is terminated without cause (plus, in the case of Mr. Ready’s agreement, if he resigns for good reason) as well as “double-trigger” change in control payments and full vesting of equity in the event that the named executive officer’s employment is terminated without cause or the executive resigns for good reason within a specified period before and after a change in control of the company. We do not provide any of our named executive officers with a “gross-up” or other reimbursement payment for any tax liability as a result of the application of Sections 280G or 4999 of the Internal Revenue Code.

Why we do it
We believe that having reasonable and competitive post-employment compensation arrangements is essential to attracting and retaining highly qualified executives as well as facilitating their transition from the company when appropriate. These severance arrangements are designed to provide reasonable compensation to executives who leave the company under certain circumstances to facilitate their transition to new employment. In addition, they are designed to align the interests of our named executive officers and our stockholders in the event of a potential change in control of the company by helping our executives maintain focus on pursuing corporate transactions that are in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. We seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation.

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Executive compensation
The compensation committee does not consider the specific amounts payable under these post-employment compensation arrangements when establishing the annual compensation of our named executive officers. We believe, however, that these arrangements are an important component of competitive executive compensation packages. For a description of the terms of these agreements, as well as an estimate of the potential payments payable under these agreements, see “Potential payments upon termination or change in control” below.
Other compensation policies and practices
Employment arrangements
Although our named executive officers are employed “at-will” and their employment can be terminated at any time for any reason with or without cause, we have entered into employment agreements or offer letters with each of our named executive officers to establish an initial base salary, eligibility to participate in our employee benefit programs plus, in the case of Mr. Ready, terms regarding an initial grant of equity and, in the case of Ms. Walcott, a sign-on bonus earnable pro rata over her first year of employment.
Stock ownership requirements
In November 2022, we adopted a mandatory stock ownership program that applies to employees at an executive level (global job level A and above, including the NEOs). To ensure continued alignment of interests among our management, directors and stockholders, the ownership requirements are as follows:

Covered Individual Position	Required Stock Ownership Level
Chief Executive Officer	6X annual base salary
Job Level A Officers	3X annual base salary
Individuals must comply within five years of the later of (i) the individual first becoming subject to the policy (either upon commencement of employment with the company or due to a promotion) or (ii) the adoption of the policy. Individuals who are not in compliance after such compliance period must retain 50% of the “net profit shares” resulting from stock option exercises and/or vesting of other equity awards until they reach the applicable ownership requirement. Unvested or unearned equity awards and unexercised stock options are not counted as shares when determining the number of shares owned.
Clawback Policy
We believe that it is important to foster and maintain a culture that emphasizes integrity and accountability. For this reason, we maintain a clawback policy that applies to employees at global job level A and above (executives). Our policy provides that if a covered individual engages in willful misconduct that contributes to a financial restatement or material error in the calculation of any performance-based measure used to determine any covered compensation (i.e., equity or equity-based compensation and performance-based cash compensation), the compensation committee will require that such individual reimburse a portion of the covered compensation they received during the three fiscal years immediately preceding the date on which the company prepares a financial restatement or corrects the material error. Further, if an executive engages in conduct that constitutes cause as defined in the clawback policy that results in material financial or reputational harm to the company, the compensation committee will require that such executive reimburse a portion of the covered compensation they received during the three fiscal years immediately preceding the date on which the compensation committee becomes aware of the conduct constituting cause.
We intend to update or supplement our clawback policy as necessary to comply with any listing standards adopted by the NYSE implementing the SEC’s recently finalized Exchange Act Rule 10-D-1.
Anti-hedging and pledging policies
Under our insider trading policy, our employees, including our executive officers, and non-employee directors are prohibited from the following transactions: entering into hedging or monetizing transactions or similar arrangements with respect to our securities, including collars, equity swaps, exchange funds and forward contracts; holding our securities

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Executive compensation
in a margin account or pledging our securities as collateral for a loan, unless approved in advance; short selling our securities; and engaging in any transaction in publicly traded options in our securities, including puts or calls or other derivative securities.
Compensation risk considerations
The compensation committee has reviewed our compensation policies and practices, in consultation with its external compensation consultant, to assess whether they encourage our employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, policies, and practices, including the mix of fixed vs. variable and short- vs. long-term compensation, overall pay and incentive structures, the risk mitigating features built into our programs, and the independent board oversight of our programs, the compensation committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the company as a whole.
Tax deductibility considerations
Section 162(m) of the Internal Revenue Code generally disallows public companies to take a tax deduction for U.S. federal income tax purposes for compensation in excess of $1 million paid in a year to a covered employee. Once an individual has been determined to be a covered employee, the deduction limitation applies indefinitely.
While Pinterest has not been subject to Section 162(m) under transition rules for newly public companies, in approving the amount and form of compensation for our named executive officers, the compensation committee considers all elements of the cost of providing such compensation, including the potential impact of Section 162(m) in the future. However, the compensation committee believes that our stockholders’ interests are best served by retaining flexibility to award compensation that may result in non-deductible compensation expense. Therefore, the compensation committee has the discretion to pay compensation that is not deductible by virtue of the deduction limit of Section 162(m).
Accounting considerations
In approving the amount and form of compensation for our named executive officers, the compensation committee considers the impact of FASB ASC Topic 718, which requires us to measure and recognize the compensation expense for all share-based payment awards made to our employees and directors, including RSUs and RSAs that may be settled for shares of our Class A and Class B common stock, based on the grant date fair value of these awards.
Compensation committee report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on their review and discussion, the compensation committee has recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into the company’s 2022 annual report on Form 10-K.
Members of the Compensation Committee
Leslie Kilgore (Chair)
Gokul Rajaram
Andrea Wishom

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Executive compensation
Compensation tables
Summary compensation
The following table shows the compensation awarded or paid to, or earned by, our named executive officers for 2022, 2021 and 2020, as applicable, in accordance with the SEC’s rules for public companies.

2022 Summary compensation table

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)	All Other Compensation ($)(4)		Total ($)
Bill Ready Chief Executive Officer	2022	203,030	—		21,532,700		100,815,383	100,622	(7)	122,651,735
Benjamin Silbermann Co-Founder, President & Former CEO	2022	197,100	—		—		—	4,928		202,028
	2021	197,100	—		—		—	2,000		199,100
	2020	197,100	—		—		—	2,000		199,100
Christine Flores Former General Counsel and Corporate Secretary	2022	290,833	—		—		—	6,000		296,833
	2021	345,000	—		774,752	(5)	—	2,000		1,121,752
	2020	345,000	—		4,440,772		—	2,000		4,787,772
Todd Morgenfeld Chief Financial Officer and Head of Business Operations	2022	393,417	—		—		—	6,000		399,417
	2021	360,500	—		1,650,351	(5)	—	2,000		2,012,851
	2020	360,500	—		10,611,517		—	2,000		10,974,017
Naveen Gavini Senior Vice President of Products	2022	391,667	—		—		—	6,000		397,667
	2021	330,114	—		1,033,313	(5)	—	2,000		1,365,427
Wanji Walcott Chief Legal Officer	2022	53,030	500,000	(6)	—		—	—		553,030
(1)In accordance with SEC rules, we have omitted 2021 and 2020 compensation for Messrs. Ready and Ms. Walcott and 2020 compensation for Mr. Gavini since they were not serving as executive officers during such years.
(2)Unless otherwise noted, reported amounts represent the aggregate grant date fair value of RSAs and RSUs granted during the years shown, as computed in accordance with FASB ASC Topic 718. See "Note 9 to the Consolidated Financial Statements" included in our 2022 annual report on Form 10-K for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards. Other than Mr. Ready who received an award of RSAs in connection with his appointment as our CEO effective June 29, 2022, none of our named executive officers received RSAs or RSUs in 2022.
(3)Reported amounts represent the aggregate grant date fair value of options granted during the years shown, as computed in accordance with FASB ASC Topic 718. See "Note 9 to the Consolidated Financial Statements" included in our 2022 annual report on Form 10-K for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards. Other than Mr. Ready who received an award of options in connection with his appointment as our CEO effective June 29, 2022, none of our named executive officers received options in 2022.
(4)Reflects matching 401(k) contributions unless otherwise noted.
(5)The compensation committee approved an amended and restated executive severance and change in control agreement (the “Amended and Restated Severance Agreement”) on December 15, 2021 for executive officers except Ben Silbermann. The Amended and Restated Severance Agreement resulted in modifications of outstanding RSU and RSA awards for Todd Morgenfeld, Christine Flores and Naveen Gavini. The amounts represent the aggregate incremental fair value of their modified awards as computed in accordance with FASB ASC Topic 718 and do not reflect new equity grants. See “Potential Payments upon Termination of Change in Control” below for additional details.
(6)Represents a one-time bonus as an advance that is to be earned pro-rata over the course of Ms. Walcott’s first year of employment. If Ms. Walcott quits or her employment is terminated for cause within twelve months of her start date, Ms. Walcott is required to pay back a portion of the bonus prorated to the number of full months that she was employed.
(7)Represents reimbursement of legal fees incurred in connection with Mr. Ready's employment agreement.

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Executive compensation
Grants of plan-based awards
The company did not grant stock or other plan-based awards to our named executive officers in 2022, other than to Mr. Ready.

2022 Grants of plan-based awards table

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)
William Ready	8/31/2022	934,579			21,532,700
	6/29/2022		8,553,172	19.96	100,815,383
(1)The RSAs granted to Mr. Ready began vesting on October 20, 2022 and 1/16 of the total number of shares vest on each 3-month anniversary thereafter, subject to Mr. Ready’s continued service as our CEO and his continuing to hold the Investment Shares.
(2)The stock option began vesting on July 20, 2022 and 1/16 of the total number of shares underlying the stock option vest on each 3-month anniversary of the Option Vesting Commencement Date, subject to Mr. Ready’s continued service as our CEO.
Outstanding equity awards
The following table shows certain information with respect to the outstanding equity awards held by our named executive officers as of December 31, 2022. The vesting schedule applicable to each outstanding equity award is described in the footnotes to the table. For information with respect to the vesting acceleration provisions applicable to the equity awards held by our named executive officers, see “Potential Payments upon Termination or Change in Control” below. Ms. Flores forfeited all of her outstanding equity awards in connection with her departure on October 1, 2022.

Outstanding equity awards at fiscal 2022 year-end table

			Option Awards(1)				Stock Awards(1)
			Number of Securities Underlying Unexercised Options		Exercise Price Per Share ($)		Shares or Units of Stock That Have Not Vested
Name	Grant Date		Exercisable	Unexercisable		Expiration Date	Number(2)	Market Value(3) ($)
Bill Ready	6/29/22		534,573	8,018,599	19.96	6/29/32	—	—
	8/31/22		—	—	—		876,168	21,273,360
Benjamin Silbermann	4/25/13		323,704	—	1.88	4/25/23	—	—
	3/21/19		—	—	—		700,001	16,996,025
Todd Morgenfeld	4/7/20	(4)	—	—	—		641,025	15,564,088
Naveen Gavini	3/28/19	(5)	—	—	—		3,125	75,875
	4/7/20	(6)	—	—	—		285,009	6,920,019
(1)All of the outstanding equity awards reported in this table were granted under either the 2009 Stock Plan (in the case of awards granted pre-IPO) or the 2019 Omnibus Incentive Plan (in the case of awards granted since our IPO). RSUs granted under the 2009 Stock Plan will be settled in shares of our Class B common stock. RSUs granted under the 2019 Omnibus

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Incentive Plan will be settled in shares of our Class A common stock and RSAs granted under the 2019 Omnibus Incentive Plan represent restricted shares of our Class A common stock.
(2)Awards granted prior to our IPO in April 2019 had vesting conditions that required satisfaction of both (i) a service-based vesting condition; and (ii) a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied in connection with our IPO. The schedule associated with the service-based vesting condition varies for each grant of RSUs and RSAs as described below and is subject to the recipient’s continued service with the company through each such date.
(3)Based on the closing price of our Class A common stock of $24.28 per share as of December 31, 2022.
(4) The award provides that the service-based vesting condition will be satisfied for 6.25% of the total number of RSUs at the end of each three-month period during the four-year period commencing on December 20, 2018 and ending on December 20, 2022.
(5)The award provides that the service-based vesting condition will be satisfied for 6.25% of the total number of RSUs at the end of each three-month period during the four-year period commencing on March 20, 2019 and ending on March 20, 2023.
(6)The award provides that the service-based vesting condition will be satisfied for (i) 4.37% of the total number of RSAs on June 20, 2020; (ii) 4.7% of the total number of RSAs at the end of each three-month period during the nine-month period commencing on June 20, 2020 and ending on March 20, 2021; (iii) 5.5% of the total number of RSAs at the end of each three-month period during the 12-month period commencing on March 20, 2021 and ending on March 20, 2022; (iv) 6.47% of the total number of RSAs at the end of each three-month period during the six-month period commencing on March 20, 2022 and ending on September 20, 2022; (v) 6.63% of the total number of RSAs on December 20, 2022; (vi) 7.6% of the total number of RSAs on March 20, 2023; and (vii) 8.09% of the total number of RSAs at the end of each three-month period during the 12-month period commencing on March 20, 2023 and ending on March 20, 2024.

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Executive compensation
Option exercises and stock vested
The following table shows information regarding the number and value of shares of common stock acquired during 2022 by our named executive officers from the vesting of RSUs and RSAs and exercise of stock options.

2022 Option exercises and stock vested table

	Option Award Exercises		Stock Award Vestings
Name	Shares Acquired (#)	Value Realized ($)(1)	Shares Acquired (#)	Value Realized ($)(2)
Bill Ready	—	—	58,411	1,341,701
Benjamin Silbermann	3,647,408	82,620,519	466,666	11,343,478
Todd Morgenfeld	—	—	466,664	10,931,604
Christine Flores	—	—	174,999	4,040,144
Naveen Gavini	—	—	225,817	5,287,843
Wanji Walcott	—	—	—	—
(1)The value realized on exercise is the difference between the closing price of our Class A common stock on the date of exercise minus the exercise price.
(2)The value realized on vesting is based on the closing price of our Class A common stock on the vesting date, or if such date was not a trading day, on the immediately preceding trading day.
Potential payments upon termination or change in control
The company and Bill Ready entered into an executive severance and change in control agreement on June 23, 2022, in connection with his appointment as Chief Executive Officer. On December 15, 2021, an amended and restated executive severance and change in control agreement was approved for certain of our executive officers, including Todd Morgenfeld, Christine Flores and Naveen Gavini. These agreements were updated to improve Pinterest’s ability to attract and retain executive talent and facilitate executive talent transitions. Ms. Walcott entered into an executive severance and change in control agreement (on the same terms as the agreements with Messrs. Morgenfeld and Gavini and Ms. Flores) at the time of her hire. Ben Silberman remains eligible for the severance benefits under his original agreement.
The payments and benefits under these agreements are described in more detail and quantified below. All of the payments and benefits provided under these agreements are subject to the named executive officer’s execution of a general release of claims against the company and continued adherence to the terms of a confidential information and invention assignment agreement with the company.
In addition to the above, the 2019 Omnibus Incentive Plan provides that in the event of termination upon death or disability, any employee who holds stock options or his or her beneficiary (in the event of death) may exercise any outstanding vested stock options at any time as follows: (i) in the event of disability, during six months following termination; and (ii) in the event of death, during 12 months following death or if earlier, termination.
Certain termination not involving a change in control
In the event of a termination without "cause" (as such term is defined in Mr. Silbermann’s agreement) that is not in connection with a change of control, Mr. Silbermann would receive a lump sum cash payment of 6 months of base salary and 6 months of health benefits continuation, and the other NEOs would receive a lump sum cash payment equal to a maximum of 24 months of salary and 24 months of health benefits continuation (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months). Mr. Ready would also be eligible to receive such severance payments and benefits upon his resignation for “good reason” (as such term is defined in Mr. Ready’s agreement) not in connection with a change of control.
Additionally, upon such a termination without “cause” (as such term is defined in the applicable NEO’s agreement), each NEO, other than Mr. Silbermann, will vest in the portion of each outstanding equity award that would otherwise have vested during the 24-month period following such termination (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months).

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Involuntary termination involving a change in control
In the event of a termination without cause or a resignation with "good reason" (as such term is defined in Mr. Silbermann’s agreement), in each case, on or within one year following a "change in control" of the company (as such term is defined in Mr. Silbermann’s agreement), Mr. Silbermann would receive a lump sum cash payment of 12 months of base salary and 12 months of health benefits continuation, and the other NEOs would receive a lump sum cash payment equal to a maximum of 24 months of salary and 24 months of health benefits continuation (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months).
To the extent that any such termination of service occurs within 90 days prior to, or 12 months following a “change in control” of the company (as such term is defined in the applicable NEO’s agreement), each NEO, including Mr. Silbermann, will fully vest in all outstanding equity awards and also receive 24 months of health benefits continuation (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months). Separately, upon a change in control of the company, in the event that a named executive officer’s equity awards are not assumed, substituted or otherwise continued or replaced with similar equity awards, such awards will vest in full regardless of whether the officer terminates employment.
These payments and acceleration of vesting are subject to a “best net after-tax” provision to reduce the amounts paid in the event that they would trigger excise tax penalties and loss of deductibility under Sections 280G and 4999 of the Internal Revenue Code.
Estimated payments as of December 31, 2022
The following table presents the estimated payments that each of our named executive officers would have been entitled to receive under these agreements assuming that a termination of employment and, where applicable, a change in control of the company had occurred as of December 31, 2022 and based on the closing price per share of our Class A common stock on the last trading day of the year ($24.28 on December 31, 2022). Amounts actually received if any of the named executive officers cease to be employed will vary based on factors such as the timing during the year of any such event, the company’s stock price, and any changes to our benefit arrangements and policies. Amounts shown do not include: (i) benefits earned during the term of the named executive officer’s employment that are available to all benefit-eligible salaried employees; and (ii) the value of vested equity awards that the named executive officer is entitled to regardless of whether employment is terminated.

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2022 Potential termination payments table

Name	Benefit	Termination Without Cause ($)	Termination Without Cause or for Good Reason in connection with Change in Control ($)
Bill Ready	Lump sum severance payment(1)	651,844	651,844
	Value of accelerated equity awards(2)	22,365,476	55,913,716
	Total	23,017,320	56,565,560
Benjamin Silbermann	Lump sum severance payment(1)	115,831	231,663
	Value of accelerated RSUs and RSAs(2)	—	16,996,025
	Total	115,831	17,227,688
Todd Morgenfeld	Lump sum severance payment(1)	431,477	431,477
	Value of accelerated RSUs and RSAs(2)	12,451,270	15,564,088
	Total	12,882,747	15,995,565
Naveen Gavini	Lump sum severance payment(1)	400,487	400,487
	Value of accelerated RSUs and RSAs(2)	5,595,132	6,995,894
	Total	5,995,619	7,396,381
Wanji Walcott	Lump sum severance payment(1)	832,912	832,912
	Value of accelerated RSUs and RSAs(2)	—	—
	Total	832,912	832,912
(1)Reported amounts are based on the 2022 base salary of each named executive officer and include the estimated cost of health insurance continuation coverage (paid in lump sum if the NEO elects such coverage) as of the end of the last fiscal year and the severance period specified in the Executive Severance & Change in Control Agreement.
(2)Reported amounts are based on (i) in the event of a termination without cause, the number of unvested RSUs, RSAs and stock options, as applicable, scheduled to vest within the following 12 months and (ii) in the event of a double trigger termination, the total number of unvested RSUs and RSAs, as applicable, as of the end of the last fiscal year, in each case, multiplied by the closing price per share of our Class A common stock on the last trading day of the year and the total number of unvested stock options as of the end of the last fiscal year multiplied by the closing price per share of our Class A common stock on the last trading day of the year minus the exercise price of the award. The value set forth in the event of a double trigger termination is the same value that would apply in the event of a change in control of the company where the awards are not assumed or substituted (as described above).
Ms. Flores resigned from the company effective October 1, 2022 and did not receive any payments or benefits in connection therewith. Accordingly, pursuant to Instruction 4 of Item 402(j) of Regulation S-K under the US Securities Act of 1933, as amended (the "Securities Act"), Ms. Flores is not included in the table above.

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Executive compensation
CEO pay ratio
Pursuant to Item 402(u) of Regulation S-K under the Securities Act and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of the annualized total compensation of Mr. Ready to the annual total compensation of our median employee (excluding the CEO).
The following table presents the ratio of the annualized total compensation of our CEO to that of our median employee for the year ended December 31, 2022.

Chief Executive Officer annualized total compensation	239,400,446
Median Employee total compensation	239,750
Ratio of Chief Executive Officer to Median Employee total compensation	998.5 to 1.0
This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify the median employee, we analyzed the compensation of all of our employees, excluding our CEO, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2022. We did not include any contractors or other non-employee workers in our employee population.
To identify the median employee, we used a consistently applied compensation measure consisting of the sum of base salary rate, actual bonus and the grant date fair value of equity awards granted during the 12-month period from January 1, 2022 through December 31, 2022 for all applicable employees as described above. In the case of non-U.S. employees, payments not made in U.S. dollars were converted to U.S. dollars using the average applicable currency exchange rates for the month of December 2022.
Using the methodology described above, the median employee we identified is a full-time employee based in the United States. We calculated the total compensation for the median employee using the same methodology used to report the total compensation of our named executive officers in the "2022 Summary compensation table".
Mr. Ready served as CEO for only a portion of fiscal 2022. Therefore, in accordance with Item 402(u) of Regulation S-K under the Securities Act we are using Mr. Ready's annualized total compensation for purposes of this calculation.
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, our pay ratio may not be comparable to the pay ratio reported by other companies.
Pay versus performance
As discussed in the Compensation Discussion and Analysis above, the compensation committee generally takes into consideration the company’s financial and operating performance while determining the individual executive’s performance to align our executives’ pay. However, the company did not formally use any specific financial performance measures in setting NEOs' executive compensation during the periods presented below.
As required by Item 402(v) of Regulation S-K under the Securities Act we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the company.
In this section, First PEO refers to Benjamin Silberman, our former CEO and Second PEO refers to Bill Ready, our CEO.

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Executive compensation
Compensation actually paid

Year	Summary Compensation Table Total for First PEO	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to First PEO	Compensation Actually Paid to Second PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in thousands)
							Total Stockholder Return	Peer Group Total Stockholder Return
2022	202,028	122,651,735	(13,866,816)	153,878,150	411,737	(11,364,015)	99.51	101.37	(96,047)
2021	199,100	—	(32,587,745)	—	11,394,930	(25,236,449)	148.98	178.15	316,438
2020	199,100	—	81,738,645	—	4,047,470	49,261,185	270.08	178.79	(128,323)
Notes:
1.The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table (SCT) above for the covered fiscal year. For the years reported in the table, Benjamin Silberman was our PEO from January 2020 to July 2022, and Bill Ready was our PEO from July 2022 to December 2022.
2.The dollar amounts reported represent the amount of “compensation actually paid” (“CAP”), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation reported in our Summary Compensation Table to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for First PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to First PEO
2022	202,028	—	(14,068,844)	(13,866,816)
2021	199,100	—	(32,786,845)	(32,587,745)
2020	199,100	—	81,539,545	81,738,645

Year	Reported Summary Compensation Table Total for Second PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to Second PEO
2022	122,651,735	122,348,083	153,574,498	153,878,150

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	411,737	—	(11,775,752)	(11,364,015)
2021	11,394,930	11,068,714	(25,562,665)	(25,236,449)
2020	4,047,470	3,763,072	48,976,787	49,261,185
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the covered fiscal year.
(b)The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

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First PEO
Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	—	(8,449,012)	—	(5,619,832)	—	—	(14,068,844)
2021	—	(34,475,010)	—	1,688,165	—	—	(32,786,845)
2020	—	77,191,365	—	4,348,180	—	—	81,539,545

Second PEO
Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	144,492,263	—	9,082,235	—	—	—	153,574,498

Average Non-PEO NEOs
Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	—	(3,738,316)	—	(3,757,769)	(4,279,667)	—	(11,775,752)
2021	—	(24,500,725)	—	(1,061,940)	—	—	(25,562,665)
2020	15,418,903	36,700,249	691,287	3,467,016	(7,300,668)	—	48,976,787
3.The non-principal executive officer (PEO) named executive officers (NEOs) represent the following individuals for each of the fiscal years shown:

Year	Non- PEO NEOs
2022	Todd Morgenfeld, Christine Flores, Naveen Gavini, Wanji Walcott

2021	Evan Sharp, Todd Morgenfeld, Christine Flores, Naveen Gavini

2020	Evan Sharp, Todd Morgenfeld, Christine Flores, Françoise Brougher

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Performance discussion
1. TSR: Company versus Peer Group
Description of Relationship Between Company TSR and Peer Group Total Shareholder Return (“TSR”)
The following chart shows a comparison of the cumulative TSR, the Standard & Poor's 500 Stock Index (S&P 500 Index) and the Dow Jones Internet Composite Index (DJINET Composite Index). The graph uses the closing market price on April 18, 2019 of $24.40 per share as the initial value of our common stock.
2. CAP versus TSR
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid (in thousands)
$200,000
$150,000
$100,000
$50,000
$0
$(50,000)
Company TSR (FYE 2019 Indexed to $100)
$300
$200
$100
$0
81,739
49,261
(32,588)
(25,236)
153,878
(13,867)
(11,364)
2020
2021
2022
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

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Executive compensation
3. CAP versus Net Income
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our net income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company Net Income

Compensation Actually Paid (in thousands)
$200,000
$150,000
$100,000
$50,000
$0
$(50,000)
Net Income (in thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$(50,000)
$(100,000)
$(150,000)
$(200,000)
81,739
49,261
(128,323)
316,438
(32,588)
(25,236)
153,878
(13,867)
(96,047)
(11,364)
2020
2021
2022
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

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Equity compensation plan information
The following table provides information as of December 31, 2022, with respect to the shares of our common stock that may be issued under our 2009 Stock Plan and 2019 Omnibus Incentive Plan.

Plan Category	Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Securities Remaining Available for Future Issuance under Equity Compensation Plans (#)
Plans approved by security holders(1)	70,317,533	(2)	13.25	(3)	117,384,569	(4)
Plans not approved by security holders	—		—		—
(1)The 2019 Omnibus Incentive Plan provides that the number of shares reserved and available for issuance under the 2019 Omnibus Incentive Plan will automatically increase on each January 1, commencing on January 1, 2020 through and including January 1, 2029, in an amount equal to 5% of the total number of shares of Class A and Class B common stock outstanding on the immediately preceding December 31.
(2)Includes 1,405,403 shares of Class B common stock issuable upon vesting of RSUs awarded under our 2009 Stock Plan and 6,610,346 shares of Class B common stock issuable upon exercise of outstanding options granted under our 2009 Stock Plan. Each share of our Class B common stock is convertible at any time at the option of the holder into one share of our Class A common stock. Each share of our Class B common stock will convert automatically into one share of our Class A common stock upon any transfer, whether or not for value, except certain transfers to entities, including certain charities and foundations, to the extent the transferor retains sole dispositive power and exclusive voting control with respect to the shares of Class B common stock, and certain other transfers described in our certificate of incorporation. Upon the death or permanent incapacity of each holder of Class B common stock who is a natural person, the Class B common stock held by that person or his or her permitted estate planning entities will convert automatically into Class A common stock. However, shares of Class B common stock held by Benjamin Silbermann or his permitted estate planning entities or other permitted transferees will not convert automatically into Class A common stock until a time that is between 90 and 540 days after his death or permanent incapacity, as determined by the board of directors. In addition, all shares of Class B common stock will automatically convert into shares of Class A common stock on (i) the seven-year anniversary of the closing date of this offering, except with respect to shares of Class B common stock held by any holder that continues to beneficially own at least 50% of the number of shares of Class B common stock that such holder beneficially owned immediately prior to completion of this offering; and (ii) a date that is between 90 and 540 days, as determined by the board of directors, after the death or permanent incapacity of Mr. Silbermann. Includes 49,349,177 shares of Class A common stock issuable upon vesting of RSUs and 3,763,542 shares of Class A common stock issuable upon vesting of RSAs awarded under our 2019 Omnibus Incentive Plan as well as 9,189,065 shares of Class A common stock issuable upon exercise of outstanding options granted under our 2019 Omnibus Incentive Plan.
(3)Excludes RSAs and RSUs as they have no exercise price.
(4)Reflects shares available for future issuance under the 2019 Omnibus Incentive Plan (excluding shares underlying outstanding awards).

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Audit matters

Proposal 3 Ratification of selection of independent auditor

The audit committee has sole responsibility for the appointment, compensation and oversight of our independent registered public accounting firm. At the annual meeting, you are being asked to ratify the audit committee’s selection of Ernst & Young LLP (“EY”) to serve as our independent auditor for the year ending December 31, 2023. EY has served as our independent auditor since 2013. The audit committee believes that the continued retention of EY as our independent auditor is in the best interests of Pinterest and its stockholders. Representatives of EY are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate stockholder questions.
The board, upon recommendation of the audit committee, is submitting the selection of EY to stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the selection of EY, the audit committee will review its future selection of our independent auditor in light of that result. Even if the selection is ratified, the audit committee may, in its discretion, appoint a new independent auditor at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

The board recommends a vote FOR the ratification of Ernst & Young LLP

Principal accountant fees and services
The following table represents aggregate fees for EY services for the years ended December 31, 2022 and 2021 (in thousands):

	2022	2021
Audit fees(1)	4,483	3,736
Audit-related fees(2)	—	—
Tax fees(3)	1,222	1,000
All other fees(4)	—	128
Total fees	5,705	4,864
(1)Consist of fees for services rendered in connection with the annual audit of our consolidated financial statements and audit of internal control over financial reporting, reviews of our quarterly condensed consolidated financial statements, services provided in connection with statutory and regulatory filings, and consultations on accounting matters directly related to the audit.
(2)There were no audit-related fees for the years ended December 31, 2022 and 2021.
(3)Consist of fees for services rendered for tax compliance, tax advice and tax planning.
(4)Consist of fees for all other services not included in the categories set forth above.

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Audit matters
Pre-approval policies and procedures
It is the policy of the audit committee to pre-approve, typically near the beginning of each fiscal year, all audit and permissible non-audit services to be provided by the independent auditor during that fiscal year. The audit committee also may pre-approve particular services during the fiscal year on a case-by-case basis. The audit committee has delegated to the chair of the audit committee the authority to pre-approve such specific services on a case-by-case basis for which the aggregated estimated fees do not exceed $200,000. The audit committee or its chair, as applicable, considers whether the provision of any non-audit services is compatible with maintaining the independence of our independent auditor, and solicits the input of management and the independent auditor on this issue. The audit committee pre-approved all of the services reported in the table above, pursuant to the policies and procedures described above, and the audit committee determined that all non-audit services provided to the company by EY were compatible with the maintenance of EY’s independence in the conduct of its auditing functions.
Audit committee report
The audit committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2022. The audit committee has discussed with Ernst & Young LLP ("EY"), our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the firm’s communications with the audit committee concerning independence and has discussed with EY the firm’s independence. Based on the foregoing, the audit committee has recommended to the board that the audited financial statements be included in our 2022 annual report on Form 10-K.
Members of the Audit Committee
Fredric Reynolds (Chair)
Leslie Kilgore
Salaam Coleman Smith
Marc Steinberg

Pinterest 2023 Proxy Statement	55

Stockholder proposals
We have set forth below two stockholder proposals submitted under SEC rules, along with the supporting statement of each of the stockholder proponent, for which we and our board accept no responsibility. The stockholder proposal will be voted on at our annual meeting only if properly presented at our annual meeting by or on behalf of each of the stockholder proponent. We will promptly provide each stockholder proponent’s name, address, and, to our knowledge, share ownership upon a stockholder’s oral or written request to the Corporate Secretary at 651 Brannan St., San Francisco, California 94107, (415) 762-7100.
As explained below, our board unanimously recommends that you vote “AGAINST” proposal 4 and “AGAINST” proposal 5. if they are properly presented at the annual meeting, for the reasons stated in the statement of opposition following each stockholder proposal.

Proposal 4 Stockholder proposal requesting a report on certain data relating to anti-discrimination and anti-harassment

Stockholder proposal and supporting statement
The lead filer, the Comptroller of the State of New York, Thomas P. DiNapoli, Trustee of the New York State Common Retirement Fund has advised us that it intends to present the following resolution:
Resolved:
Shareholders request the Board of Directors oversee the preparation of an annual public report describing and quantifying the effectiveness and outcomes of Pinterest, Inc.'s (Pinterest) efforts to prevent harassment and discrimination against its protected classes of employees. In its discretion, the Board may wish to consider including disclosures such as:
•the total number and aggregate dollar amount of disputes settled by the company related to abuse, harassment or discrimination in the previous three years;
•the total number of pending harassment or discrimination complaints the company is seeking to resolve through internal processes, arbitration or litigation;
•the aggregate dollar amount associated with the enforcement of arbitration clauses;
•the number of enforceable contracts which include concealment clauses that restrict discussions of harassment or discrimination;
•the aggregate dollar amount associated with agreements which contain concealment clauses, and
•the effect of Pinterest's different treatment of gender and race discrimination claims and those of members of other protected classes regarding the enforcement of concealment clauses.
Concealment clauses are defined as any employment or post-employment agreement, such as arbitration, non-disclosure or non-disparagement agreements, that the Company asks employees to sign which would limit their ability to discuss unlawful acts in the workplace, including harassment and discrimination.

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Stockholder Proposals
This report should not include the names of accusers or details of their settlements without their consent and should be prepared at a reasonable cost and omit any information that is proprietary, privileged, or violative of contractual obligations.
Supporting statement
Controversies have surrounded Pinterest's workforce management. Most recently, the Company settled a shareholder derivative suit that alleged breaches of fiduciary duty by current and former officers and directors of Pinterest, that resulted in a pattern of gender and race employment discrimination and retaliation by certain executives at the Company and failures of oversight by the Board. Prior to the derivative action the company settled a discrimination claim brought by a former officer for $22.5 million.
The Securities Exchange Commission has shown increased attention to human capital management issues, as demonstrated by its 2020 rulemaking and the Chairman's public comments about future, more prescriptive disclosure rulemaking. There have been several high-profile derivative suits settled recently, at this Company and others including at Twentieth Century Fox, Wynn Resorts, and Alphabet, alleging boards breached their duties by failing to protect employees from discrimination and harassment, injuring the companies and their shareholders.
A public report such as the one requested would assist shareholders in assessing whether the Company is improving its workforce management. Civil rights violations within the workplace can result in substantial costs to companies, including fines and penalties, legal costs, costs related to absenteeism, and reduced productivity. A company's failure to properly manage its workforce can have significant ramifications, making it more difficult to retain and recruit employees, and jeopardize relationships with customers and other partners.
Pinterest's statement in opposition to proposal 4
The board has considered this proposal and determined that in light of Pinterest’s current practices, publishing the requested annual report would not serve the best interests of Pinterest or our stockholders.
Some of the information outlined in the proposal is not relevant to Pinterest. For example, regarding concealment clauses, Pinterest does not restrict employees from disclosing information about unlawful acts in the workplace and has committed not to enforce existing non-disclosure agreements against individuals who disclose or discuss the circumstances underlying claims of alleged discrimination.
Other information outlined in the proposal, such as the number of pending harassment or discrimination complaints or aggregate dollar amount of settlements, could drive confusion and misunderstanding. For example, an employee could raise a complaint about alleged discrimination and after an objective and thorough investigation, it’s determined that the conduct was appropriate and expected, such as normal performance management. Similarly, sharing the dollar amount of settlements could be misleading and damage shareholder value. There are many reasons that a company may choose to resolve a threatened action that have nothing to do with the merits of the claim, including but not limited to avoiding the inherent risks and cost of litigation and avoiding disruption and distraction to the business.
The proposal references controversies surrounding Pinterest's workforce management, which occurred in 2020, and recent settlement of a derivative shareholder derivative suit which stemmed from those same workplace concerns raised in 2020. As outlined in more detail below, since 2020 Pinterest has taken meaningful steps to invest in and improve its culture, including a thorough review of its workplace culture and implementing new policies, procedures and oversight to ensure a respectful and inclusive environment.
Steps taken following concerns raised in 2020
Special committee recommendations
Following concerns raised by current and former employees in 2020, our board promptly established a special committee of the board (the “special committee”) in June 2020 to independently review Pinterest’s workplace culture and develop recommendations to further support an inclusive, fair, and respectful workplace. That review lasted 5 months and involved an extensive review of data, policies, and practices, and interviews with more than 350 current and former employees and engaged third party experts to better understand how the company could improve. As an output of this work, the special

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Stockholder Proposals
committee issued comprehensive recommendations. Pinterest committed to making all of the recommended changes and that implementation is now nearly complete. In early 2022, the board dissolved the special committee since the recommendations were integrated into our broader workforce program and policies and accordingly, the compensation committee took over the oversight of this work. For more information on oversight by our board, see “Corporate Oversight” below.
Stockholder derivative lawsuit settlement and external oversight
Pinterest also recently settled a shareholder derivative suit that stemmed from the same allegations in 2020. This settlement has been approved by the federal court and is publicly available at https://investor.pinterestinc.com/press-releases/press-releases-details/2022/Notice-to-Shareholders-Regarding-Settlement/default.aspx. We are in the process of implementing the terms of that settlement, including policies and procedures, corporate governance changes, and facilitating collaboration with external third parties like the NAACP to consult with Pinterest on diversity best practices and ideas for inclusive products. In addition to Pinterest’s own oversight of implementation of the settlement, Plaintiff’s counsel is reporting to the court two times per year on the progress in implementation. These updates are publicly available at https://pacer.uscourts.gov/.
Pinterest understands the importance of building an inclusive, fair, and respectful workplace and is committed to having clear policies and procedures; clear channels to raise concerns; training at each level of the organization, including at the leadership and board levels; oversight by management and the board; and transparency around its practices.
Understanding and addressing employee concerns
If employees see unethical or other inappropriate behavior, they should feel comfortable coming forward to report their concerns, and we maintain a non-retaliation policy that is designed to help people do so without fear of retribution. We encourage employees to discuss matters with their managers, but we also understand there may be circumstances when they would prefer to raise potential issues via another route. We maintain numerous channels for submitting complaints, comments and reports of misconduct, including anonymously.
For example, in addition to our people care team, human resources business partners and legal and compliance team lawyers, an online EthicsPoint portal is available to employees and partners 24/7 that offers the choice to remain anonymous. Similarly, reports can be made via telephone hotline, with the option for anonymity.
We take reports very seriously and seek to conduct investigations promptly, thoroughly, with empathy and as confidentially as possible. In addition to investing significantly in growing and developing our inclusion and diversity and human resources teams, we have a centralized team of investigators to investigate workplace concerns. Our audit committee is responsible for reviewing our compliance policies and procedures, and also receive regular updates on the incidents reported pursuant to the Code of Business Conduct and Ethics or through our other hotlines and procedures. We also have an employee facing guide that explains the investigation process, including the role of the investigator, how decisions are made, expectations of employees in the process, resources available to employees, and our prohibition against retaliation.
We have also evolved our employee feedback program, including engaging an external partner to conduct the survey to emphasize confidentiality and encourage candor.
In 2022, Pinterest also launched an industry leading Ombuds Program, providing a channel for employees to ask questions, raise concerns and seek guidance on resolving work challenges. The program, one of the first in the technology sector, was designed to comply with the International Ombuds Association Code of Ethics and serves as a confidential, impartial, informal function that operates independently of existing complaint and issue-resolution processes. Importantly the Ombuds function is independent and separate from human resources. The Head of Ombuds reports directly to our CEO and has direct channels to our board.
Commitment to inclusion and diversity
At Pinterest, our I&D vision is to create a culture where employees flourish through representation and belonging, users thrive with inspiration and Pinterest grows through innovation.

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Stockholder Proposals
Education and training to drive inclusion
Since 2020, Pinterest has made investments in education and training to drive inclusion. In 2021, all employees completed training on the company’s updated Code of Business Conduct and Ethics and our enhanced harassment and discrimination policy (now called the Respect in the Workplace Policy) to ensure that all of our employees understand Pinterest’s expectations for how we each contribute to an fair, inclusive, and welcoming work environment. We also updated and expanded our introduction to inclusion training for all employees, a mandatory anti-bias training that is incorporated into our new hire orientation process as well as training for managers and leaders on inclusivity and bias mitigation. We have also offered various other programs that support inclusion, for example, Transgender Training Institute gender inclusion workshops, Right to Be bystander intervention education, CNEXT Accelerate development for high-potential leaders, and Activate Inclusion DEI training and inclusion-focused executive coaching.
External advisors and partners
Our I&D team and community-based partnerships provide the expertise, capacity and accountability that bring the I&D vision to life. We collaborate with cross-industry organizations, experts and thought leaders from communities we seek to inspire—like Catalyst and /dev/color. In 2020, we worked with the social impact agency Values Partnerships to launch the Pinterest Inclusion Advisory Council composed of executives from leading civil rights organizations, including the NAACP, American Association of People with Disabilities, Asian Americans Advancing Justice, Poderistas, and others. The Inclusion Advisory Council meets with our Executive Leadership twice a year to offer direct guidance and thought partnership. In 2021, we created the Inclusion Insiders Council, which is composed of thought leaders, subject matter experts and influencers from multiple industries representing many of the communities we seek to inspire, and offers guidance and thought partnership on the direction of new marketing campaigns, product development and strategic priorities.
Corporate oversight
Building a diverse organization requires intentionality and collective action. We believe the responsibility to foster an inclusive workplace is everyone’s responsibility, beginning with our management and our board. We seek inclusion and diversity at the highest levels in our organization. The Pinterest board, as well as our leadership team, is diverse in terms of gender, race, and skills, expertise and experience. Our board of 11 directors is composed of eight independent directors, three women and is racially diverse.
Our compensation committee oversees our I&D efforts, as well as the implementation of the special committee recommendations and the shareholder derivative suit settlement terms. Management regularly updates the committee on progress against our I&D goals, our commitment to pay equity, any impediments to our efforts and relevant trends and observations. We also have an open line of communication between the committee and our Global Head of I&D and with our Head of Ombuds.
Accountability and transparency
The company has a number of processes in place to drive accountability, including board oversight and escalation of any significant harassment or discrimination allegations or allegations involving senior leaders. Pinterest also shares information publicly in regularly published diversity reports and its recently published ESG Impact Report, including representation goals, progress against those goals, its commitment to diversity, equity and inclusion and to maintaining pay equity.
Conclusion
We remain confident in our commitment to creating and maintaining a respectful and inclusive workplace at Pinterest. We have been working hard to reflect our goals and values in our culture, including earmarking a $50 million investment in diversity, equity and inclusion. We believe that our active board oversight, existing policies and dedicated team effectively address the issues targeted by this proposal and that producing the requested report is therefore unnecessary and not in the best interests of our stockholders.

The board recommends a vote AGAINST proposal 4

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Stockholder Proposals

Proposal 5 Stockholder proposal requesting additional reporting on government requests to remove content

Stockholder proposal and supporting statement
The National Center for Public Policy Research has advised us that it intends to present the following resolution:
Resolved:
Shareholders request that Pinterest (“Company”) provide a report, published on its website and updated semi-annually – and omitting proprietary information and at reasonable cost – that specifies the Company’s policy in responding to requests to remove, “shadowban,” fail to promote or take other action regarding content on its platform or platform users by the Executive Office of the President, Members of Congress, or any other agency, entity or subcontractor on behalf of the United States Government, or by any political party, candidate for public office, or political campaign. This report should include information necessary to give shareholders a full understanding of the interactions without revealing proprietary information, and might reasonably include the name and title of the individual making the request; the nature and scope of the request; the date of the request; the Company’s action or inaction to the request; and a reason or rationale for the Company’s response, or lack thereof.
Supporting statement
Recent news reports have revealed what many individuals already knew: that social media companies have been censoring and suppressing information at the behest of government entities. Mark Zuckerberg admitted that the FBI instructed Facebook to be on the lookout for so-called “Russian propaganda” prior to the 2020 presidential election.1
According to Zuckerberg, the information provided by the FBI “fit the pattern” of the Hunter Biden laptop story, resulting in Facebook’s censorship of the story implicating President Biden in his son’s business dealings.2 The FBI’s warnings of disinformation similarly resulted in Twitter’s censorship of the Hunter Biden laptop story.3
In fact, Twitter’s then VP and Deputy General Counsel, James Baker, was previously the General Counsel of the FBI and was allegedly integral in Twitter’s decision to censor the story.4 Such attempts by the government to interfere with and influence social media content is apparently standard practice. The FBI has said the agency, “routinely notifies U.S. private sector entities, including social media providers, of potential threat information....”5
The FBI held weekly meetings with Facebook and Twitter in the run-up to the 2020 election.6 But in the instance of the Hunter Biden laptop story, the FBI falsely labeled derogatory information about Hunter as disinformation, resulting in social media censorship of the story.7
1 https://nypost.com/2022/08/28/fbi-put-the-hunter-biden-story-right-in-facebooks-lap/
2 https://nypost.com/2022/08/26/zuckerberg-blames-fbi-for-censoring-the-posts-hunter-biden-scoop/; https://www.foxnews.com/politics/judge-fbi-agent-deposed-allegedly-working-meta-hunter-biden-laptop-story
3 https://nypost.com/2022/12/04/fbi-warned-twitter-of-hunter-biden-hack-before-censoring-the-post/
4 https://nypost.com/2022/12/06/elon-musk-fires-twitter-lawyer-james-baker-over-hunter-biden/; https://www.washingtontimes.com/news/2022/dec/11/heads-roll-twitter-over-suppression-hunter-bidens-/
5 https://www.foxbusiness.com/technology/fbi-responds-zuckerbergs-claim-joe-rogan-facebook-limited-hunter-biden-story-agency-warning; https://nypost.com/2022/08/26/zuckerberg-blames-fbi-for-censoring-the-posts-hunter-biden-scoop/
6 https://nypost.com/2022/12/04/fbi-warned-twitter-of-hunter-biden-hack-before-censoring-the-post/
7 https://www.grassley.senate.gov/imo/media/doc/grassley_to_justice_deptfbipoliticalbiasfollowup.pdf

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Stockholder Proposals
Revelations of Facebook and Twitter’s government collusion makes statements by Pinterest regarding the removal of alleged “misinformation” incredibly concerning. Prior to the 2022 midterm elections, Pinterest vowed to “remov[e] election-related misinformation” from its platform.8 Pinterest also recently announced that it would remove so-called “climate-change misinformation.”9
Engaging in censorship, particularly that which is politically or ideologically motivated, places the company at great reputational, financial, and litigation risk. Shareholders deserve to know whether Pinterest has been engaging in censorship activities at the request of government agencies or political parties in order to mitigate these risks and ensure Pinterest is a platform for everyone—not just those sharing a leftwing political worldview.
Pinterest's statement in opposition to proposal 5
The proposal is unnecessary because Pinterest already publishes semi-annually a robust global Transparency Report that includes, among other things, insight into the volume of information and deactivation requests that we receive from law enforcement and government agencies. The Transparency Report also reflects our efforts globally to moderate user content, and includes descriptions of our content policy and data around deactivations. Given our policies and governance as well as our robust transparency reporting already in place, including requests from government agencies, the board believes the proposal is unnecessary and not in the best interests of the stockholders.
Pinterest as a platform
We believe that Pinterest is fundamentally different from traditional social networks. Rather than focusing on connecting individuals to each other, Pinterest’s mission “is to bring everyone the inspiration to create a life they love.” Pinterest serves as a visual discovery engine for finding ideas for things like dinner recipes, inspiration for a garden renovation, or planning themed kids’ birthday parties. Pinterest users, who we call Pinners, then compile these ideas on “boards”' for their own personal use. For the average user, the goal isn’t to share content, but rather to just collect what’s useful and inspiring. Because users by and large do not use Pinterest for political ideas, or for social sharing purposes, Pinterest is fundamentally different from traditional social networks.
Content policies and governance
Pinterest's mission is to bring everyone the inspiration to create a life they love. That being said, not all content is inspiring - so we have community guidelines to outline what we do and do not allow on Pinterest. Through our Community Guidelines available at https://policy.pinterest.com/en/community-guidelines, we prohibit content or behavior that is “antagonistic, explicit, false or misleading, harmful, hateful, or violent.” For content that violates our Community Guidelines, we may take appropriate action on that content.
Pinterest’s moderation policies and practices are developed by our Trust and Safety teams, which include content policy and operational experts who address harmful content and behaviors online.
Our board has the ultimate responsibility of the company’s risk management and governance of its policies. Specifically, the audit committee, per its charter, is tasked with overseeing risks associated with trust and safety, content, data privacy, legal, regulatory, compliance, and reputational risks and the steps we take to prevent, detect, monitor, and actively manage such exposure. Management meets regularly with the audit committee to discuss how we manage our platform in light of regulatory trends around the world.
8 https://newsroom.pinterest.com/en/post/pinterest-is-committed-to-election-integrity-and-civic-engagement
9 https://www.wsj.com/articles/pinterest-will-remove-content-deemed-as-misinformation-about-climate-change-11649250611?mod=hp_lista_pos2

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Stockholder Proposals
Transparency reporting
In line with our commitment to transparency, since 2013, we have published a detailed, semi-annual global Transparency Report that includes information on the actions we have taken to uphold the Community Guidelines, as well as information and content removal requests received from governments and law enforcement, during each reporting period. We have expanded the Transparency Reports over time to include more information, further enhancing our transparency. With respect to law enforcement and government entities, in our Transparency Report, we disclose a range of data including:
•number and type of information requests we receive from courts and government agencies, including by subpoena, court order, warrant, or other (e.g., wiretap orders, pen registers, trap and trace, and emergency disclosure requests);
•how many requests resulted in some information being produced;
•how many accounts were identified;
•how many accounts were notified prior to production;
•the number of national security requests received; and
•similar data on country-specific government content deactivation requests.
The transparency report is publicly available at https://policy.pinterest.com/en/transparency-report. We believe that these public disclosures enable stockholders with the information needed to understand government-related requests that we receive over time.
Conclusion
Given the significant work that we have already done in this area, our public reporting on these issues and our commitment to creating a positive experience for our users, all under the oversight of our board, we believe that producing the requested report is therefore unnecessary and not in the best interests of our stockholders.

The board recommends a vote AGAINST proposal 5

62	Pinterest 2023 Proxy Statement

Security ownership of certain beneficial owners and management
The following table sets forth certain information regarding the beneficial ownership of our Class A common stock and Class B common stock as of March 31, 2023, by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all current executive officers and directors as a group; and (iv) each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock. We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote (or direct the voting) or to dispose (or direct the disposition) of such securities or has the right to acquire these powers within 60 days. Unless otherwise indicated, and subject to community property laws where applicable, based on the information available to us, the company believes that each of the stockholders named in the table has sole voting and investment power over the reported shares. Unless otherwise indicated, the address for each stockholder is c/o Pinterest at the company’s address set forth on page 6 of this proxy statement.
Applicable percentages are based on 595,004,275 shares of Class A common stock and 89,322,967 shares of Class B common stock outstanding as of March 31, 2023, adjusted as required by SEC rules. We have deemed shares of our Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person only. We have deemed shares of our Class A common stock and of our Class B common stock subject to RSUs that are expected to become vested within 60 days of March 31, 2023 to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person only.
The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock. Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class, with each share of our Class A common stock entitled to one vote per share and each share of our Class B common stock entitled to 20 votes per share. The holders of our Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may be otherwise required by law or our certificate of incorporation.
The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

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Security ownership of certain beneficial owners and management

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class	Shares	% of Class	% of Total Voting Power
Named Executive Officers and Directors
Benjamin Silbermann(1)	—	—	38,744,153	43.37	32.54
Evan Sharp(2)	—	—	3,937,810	4.41	3.31
Christine Flores(3)	111,212	—	—	*	*
Naveen Gavini(4)	130,924	*	—	—	*
Todd Morgenfeld(5)	—	*	—	—	*
Wanji Walcott(6)	70,379
Bill Ready(7)	1,955,330	*	—	—
Jeffrey Jordan(8)	239,020	*	—	—	*
Leslie Kilgore(9)	53,480	*	6,838	—	*
Jeremy Levine(10)	1,190,224	*	—	—	*
Gokul Rajaram(11)	53,883	*	—	—	*
Fredric Reynolds(12)	79,805	*	100,000	*	*
Salaam Coleman Smith(13)	21,217	—	—	—	—
Marc Steinberg(14)	—
Andrea Wishom(15)	24,343	—	—	—	—
All directors and executive officers as a group (16)	4,089,045	*	42,788,801	47.90	35.93
Other 5% Stockholders
Paul Sciarra(17)	26	*	38,432,589	43.03	32.28
Blackrock, Inc.(18)	31,580,322	5.30			1.33
The Vanguard Group(19)	54,130,726	9.10	—	—	2.27
*    Represents beneficial ownership or voting power of less than one percent
(1)Includes (i) 890,598 shares of Class B common stock held by Mr. Silbermann; (ii) 37,736,888 shares of Class B common stock held by Benjamin W. Silbermann and Divya Silbermann, as trustees of the Benjamin and Divya Silbermann Family Trust (the “Trust”); and, (iii) 116,667 shares of Class B common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023. Mr. Silbermann and Ms. Silbermann have sole voting and dispositive power over the shares held by the Trust and may therefore be deemed to beneficially own such shares. Does not include 9,960,030 shares of Class B common stock held by an LLC that is owned by a trust, the beneficiaries of which include certain of Mr. Silbermann’s immediate family members. Mr. Silbermann does not have dispositive power or voting power over the shares held by the LLC and, as a result, Mr. Silbermann is deemed not to be a beneficial owner of the shares held by the LLC and such shares are not included in the table. Mr. Silbermann also holds 466,667 unvested RSUs for which Mr. Silbermann does not have the right to acquire beneficial ownership of the underlying shares of Class B common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(2)Includes (i) 679,665 shares of Class B common stock held by Mr. Sharp; (ii) 1,756,336 shares of Class B common stock issuable upon exercise of outstanding stock options held by Evan Sharp; (iii) 342,519 shares of Class B common stock held by Evan & Christina Sharp Revocable Trust; (iv) 295,098 shares of Class B common stock held by Evan & Christina Sharp Irrevocable Remainder Trust; (v) 452,553 shares of Class B common stock held by The Sharp Family Investments LLC Fund 1; (vi) 230,117 shares of Class B common stock held by The Sharp Family Investments LLC Fund 2 ;(vii) 64,855 shares of Class B common stock held by The Sharp Family Investments LLC Fund 3; and, (viii) 116,667 shares of Class B common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023. Mr. Sharp also holds 466,667 unvested RSUs for which Mr. Sharp does not have the right to acquire beneficial ownership of the underlying shares of Class B common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(3)Ms. Flores holds 111,212 shares of Class A common stock.
(4)Includes 130,924 shares of Class A common stock held by Mr. Gavini. Mr. Gavini also holds 230,768 unvested RSAs for which Mr. Gavini does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.

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Security ownership of certain beneficial owners and management
(5)Mr. Morgenfeld holds 512,820 unvested RSAs for which he does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(6)Includes (i) 28,397 shares of Class A common stock held by Ms. Walcott; and, (ii) 41,982 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023. Ms. Walcott also holds 251,890 unvested RSUs for which Ms. Walcott does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(7)Includes (i) 293,200 shares of Class A common stock held by Mr. Ready; (ii) 58,411 shares of Class A common stock issuable in connection with RSAs that will vest within 60 days of March 31, 2023; and, (iii) 1,069,146 shares of Class A common stock issuable upon exercise of outstanding stock options held by Bill Ready; and (iv) 534,573 shares of Class A common stock issuable upon exercise of outstanding stock options that will vest within 60 days of March 31, 2023. Mr. Ready also holds (i) 759,346 unvested RSAs; and, (ii) 6,949,453 outstanding stock options for which Mr. Ready does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(8)Includes (i) 27,092 shares of Class A common stock held by Mr. Jordan; (ii) 199,215 shares of Class A common stock held by Jordan Family Revocable Trust; and, (iii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023.
(9)Includes (i) 3,981 shares of Class A common stock held by Ms. Kilgore; (ii) 36,786 shares of Class A common stock held by the JLK Family Legacy Trust, of which Ms. Kilgore is a trustee; (iii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023; and, (iv) 6,838 shares of Class B common stock.
(10)Includes (i) 1,177,511 shares of Class A common stock held by Mr. Levine; and, (ii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023.
(11)Includes (i) 37,213 shares of Class A common stock held by Mr. Rajaram; (ii) 3,957 shares of Class A common stock held by Gokul Rajaram & Tamara Lucero-Rajaram Trustees Rajaram Family Revocable Trust, of which Mr. Rajaram is a Trustee; and, (iii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023.
(12)Includes (i) 67,092 shares of Class A common stock held by Mr. Reynolds; (ii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023; and, (iii) 100,000 shares of Class B common stock.
(13)Includes (i) 8,504 of Class A common stock held by Ms. Coleman; and, (ii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023. Ms. Coleman also holds 2,262 unvested RSUs for which Ms. Coleman does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(14) Mr. Steinberg holds (i) 16,129 unvested RSUs for which Mr. Steinberg does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(15)Includes (i) 11,630 shares of Class A common stock held by Ms. Wishom; and, (ii) 12,713 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023. Ms. Wishom also holds 3,825 unvested RSUs for which Ms. Wishom does not have the right to acquire beneficial ownership of the underlying shares of Class A common stock within 60 days of March 31, 2023 and therefore are not included in the table.
(16)Consists of (i) 2,261,867 shares of Class A common stock owned directly and indirectly by our directors and executive officers; (ii) 40,799,131 shares of Class B common stock owned directly and indirectly by our directors and executive officers; (iii) 1,069,146 shares of Class A common stock issuable upon exercise of outstanding stock options; (iv) 534,573 shares of Class A common stock issuable to our executive officers and directors under outstanding stock options that will vest within 60 days of March 31, 2023; (v) 1,756,336 shares of Class B common stock issuable to our executive officers and directors under outstanding stock options; (vi) 233,334 shares of Class B common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023; (vii) 130,973 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 31, 2023; and, (vi) 92,486 shares of Class A common stock issuable in in connection with RSAs that will vest within 60 days of March 31, 2023. Excludes 933,335 unvested RSUs currently held by our executive officers and directors for which such persons do not have the right to acquire beneficial ownership of the underlying shares of Class B common stock and 270,281 unvested RSUs, 1,975,095 RSAs and 6,949,453 stock options held by our executive officers and directors for which such persons do not have the right to acquire beneficial ownership of the underlying shares of Class A common stock, in each case within 60 days of March 31, 2023.
(17)Based on information provided to us by Paul Sciarra, includes (i) 24,121,984 shares of Class B common stock held by Paul Cahill Sciarra, as Trustee of the Sciarra Management Trust; (ii) 6,345,155 shares of Class B common stock held by PCS Legacy LLC, a limited liability company the sole member of which is PCS Legacy Trust; and (iii) 7,965,450 shares of Class B common stock and 26 shares of Class A common stock held by PCS Remainder LLC, a limited liability company the sole member of which is PCS Remainder Trust. Mr. Sciarra has voting, investment and dispositive power over the shares held in Sciarra Management Trust and therefore may be deemed to be the beneficial owner of such shares. The PCS Legacy Trust, as the sole member of the PCS Legacy LLC, owns the shares held by PCS Legacy LLC, and the PCS Remainder Trust, as the sole member of the PCS Remainder LLC, owns the shares held by PCS Remainder LLC. Mr. Sciarra, in his capacity as the protector of each of the PCS Legacy Trust and the PCS Remainder Trust, has the authority to remove and replace the trustee of these trusts and as such may be deemed to have voting, investment and dispositive power over the shares held by these trusts through the respective LLCs. The address for U.S. Trust Company of Delaware, as agent for

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Security ownership of certain beneficial owners and management
Sciarra Management Trust is 2951 Centerville Road, Suite 200, Wilmington, DE 19808. The address for the PCS Legacy LLC and PCS Remainder LLC is the Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.
(18)Based on the Schedule 13G filed with the SEC by Blackrock, Inc. on February 7, 2023 reporting ownership of 31,580,322 shares of Class A common stock as of December 31, 2022 with sole voting power with respect to 27,637,154 shares and sole dispositive power with respect to 31,580,322 shares. The address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.
(19)Based on the Schedule 13G/A filed with the SEC by The Vanguard Group on February 9, 2023 reporting ownership of 54,130,726 shares of Class A common stock as of December 31, 2022 with shared voting power with respect to 420,554 shares, sole dispositive power with respect to 52,905,519 shares and shared dispositive power with respect to 1,225,207 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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Security ownership of certain beneficial owners and management
Delinquent section 16(a) reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during 2022, we believe that all required reports were timely filed, except that due to administrative error one Form 4 to report a grant of RSUs to Andrea Acosta was filed late.

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Other matters
Related party transactions
Policies and procedures
Pursuant to our written related party transaction policy, the audit committee has the primary responsibility for reviewing and approving or ratifying related party transactions. A related party includes our directors, executive officers, beneficial owners of more than 5% of our voting securities, or any member of the immediate family or person sharing the household with the foregoing persons. A related party transaction is a current or proposed transaction, arrangement or relationship in which our company was, is or will be a participant and the amount involved exceeds or is expected to exceed $120,000 in any fiscal year and in which any related party has, had or will have a direct or indirect material interest.
The audit committee, while reviewing a related party transaction for approval or ratification, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether it is at arm’s-length and in the ordinary course of our business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction. If advance approval of a related party transaction is not feasible, the chair of the audit committee may approve the transaction and such transaction may be ratified by the audit committee in accordance with our written policy.
Related party transactions
Other than as described below, since January 1, 2022, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described below were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
•Employment arrangement. Ari Simon, who served as our Head of Social Impact in 2022 is also employed by an organization wholly owned by Benjamin Silbermann, our executive chair, and his wife. Mr. Simon left Pinterest on December 31, 2022. His compensation for 2022 was comprised of a base salary of $244,800 and a merit grant of RSUs with an initial value of $300,000 vesting quarterly over four years and was entitled to benefits similar to full-time Pinterest employees. Any unvested RSUs as of December 31, 2022 were forfeited.
•Limitation of liability and indemnification for directors and officers. Our certificate of incorporation eliminates the potential personal monetary liability of our directors to us or our stockholders for breaches of their duties as directors except as otherwise required under Delaware law. In addition, our certificate of incorporation and bylaws as well as the indemnification agreements that we have entered into with our directors and officers provide for their indemnification to the fullest extent permitted by Delaware law, including payment of expenses in advance of resolution of any such matter. We also maintain standard policies of insurance under which, subject to the limitations of the policies, coverage is provided (i) to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful acts as a director or officer, including claims relating to public securities matters, and (ii) to us with respect to payments which we may make to such officers and directors pursuant to our indemnification obligations or otherwise as a matter of law.
In addition, from time to time, we do business with other companies, including advertisers, affiliated with certain holders of our capital stock. We also believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

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Other matters
Certain legal matters
For a description of stockholder derivative lawsuits involving certain executives and members of the board, refer to Note 7. Commitments and contingencies to our consolidated financial statements in our 2022 Annual Report on Form 10-K available at https://investor.pinterestinc.com/financial-results/sec-filings.
Stockholder proposals for the 2024 annual meeting of stockholders
Proposals and director nominations to be included in our proxy statement
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders ("2024 annual meeting"). To be eligible, your proposal must be received by our Corporate Secretary at the company’s address (see page 6 of this proxy statement) no later than the close of business (6:00 p.m. Pacific Time) on December 14, 2023, and must otherwise comply with Rule 14a-8. While the board will consider stockholder proposals that we receive, we reserve the right to omit from our proxy statement stockholder proposals that do not satisfy applicable SEC rules.
In addition, our bylaws permit stockholders (either individually or in a group of up to 20 stockholders) that have owned 3% or more of Pinterest’s outstanding shares continuously for at least three years to submit director nominees (the greater of two directors or up to 20% of our board) for inclusion in our proxy materials. To be considered for inclusion in our proxy statement and for consideration at our 2024 annual meeting, your director nomination must be received by our Corporate Secretary at the company’s address (see page 6 of this proxy statement) no later than the close of business (6:00 p.m. Pacific Time) on December 14, 2023 and no earlier than the close of business on November 14, 2023, assuming that the 2024 annual meeting of stockholders occurs within 30 days before or after the anniversary of the 2023 annual meeting. In order to utilize these proxy access provisions, a stockholder or group of stockholders must also satisfy the additional eligibility, procedural, and disclosure requirements set forth in our bylaws. The submission of proxy access nomination does not guarantee its inclusion in our proxy statement, and we reserve the right to omit from our proxy statement any proxy access nomination that does not satisfy the applicable requirements.
Other proposals and director nominations to be presented at the 2024 annual meeting
Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2024 annual meeting that will not be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act or the proxy access provisions of our bylaws, you must comply with the procedures and timing specifically described in the separate advance notice provisions of our bylaws (which includes information required under Rule 14a-19). Assuming that the 2024 annual meeting occurs within 30 days before or after the anniversary of the 2023 annual meeting, stockholders desiring to nominate a director or bring any other business before the stockholders at the 2024 annual meeting other than pursuant to Rule 14a-8 or our bylaws’ proxy access provisions must notify our Corporate Secretary in writing not earlier than the close of business on January 26, 2024, and not later than the close of business on February 25, 2024. Such notice must set forth certain information specified in our bylaws. Failure to comply with these and other applicable requirements may result in a nomination or proposal of other business being disregarded pursuant to our bylaws.
All stockholder proposals and nominations should be in writing and be submitted to the Corporate Secretary at the company’s address on page 6 of this proxy statement. We advise you to review our bylaws, which set forth the requirements for the nomination of director candidates and the presentation of proposals by stockholders. Our bylaws can be found on our website at https://investor.pinterestinc.com/governance/governance-documents, or you may obtain a copy free of charge by contacting the Corporate Secretary at the company’s address on page 6 of this proxy statement.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

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Other matters
Voting and annual meeting information
Meeting information
Why have these proxy materials been made available to me?
These materials are available in connection with the board’s solicitation of proxies to be voted at the annual meeting. The annual meeting is being held to elect four Class I directors to hold office until the 2026 annual meeting (Proposal 1), approve, in an advisory non-binding vote, the compensation of our named executive officers (Proposal 2), ratify the selection of Ernst & Young as our independent auditor for 2023 (Proposal 3) and consider and vote on two stockholder proposals, if presented properly (Proposals 4 and 5). All stockholders who held shares of our common stock as of the close of business on the record date, March 29, 2023, are entitled to attend the annual meeting and to vote on the items of business outlined above. Whether or not you choose to attend the annual meeting, we urge you to vote your shares as soon as possible so that your shares are represented at the annual meeting.
This proxy statement is furnished in connection with the solicitation of your proxy by our board to vote at the annual meeting, including at any adjournments or postponements of the annual meeting. This proxy statement contains information to be voted on at the annual meeting and certain other information required by SEC rules. In accordance with SEC rules, we are making our proxy materials available at www.proxyvote.com with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials on April 12, 2023, to all stockholders of record entitled to vote at the annual meeting. This notice contains instructions for viewing the proxy materials and voting online and requesting a printed set of proxy materials.
How can I attend the meeting?
The annual meeting will be held exclusively online at www.virtualshareholdermeeting.com/PINS2023 on Thursday, May 25, 2023 at 8:00 a.m. Pacific Time. We invite all Pinterest stockholders as of the record date to attend the annual meeting. Through the virtual annual meeting format, you will be able to participate in the annual meeting online, vote your shares electronically and submit questions. We encourage you to access the annual meeting prior to the start time, and you should allow ample time to log in to the annual meeting webcast and test your computer audio system.
Stockholders of record as of the record date are entitled to participate in the annual meeting. To log in to the annual meeting, stockholders of record should go to the meeting website, enter the 16-digit control number included on your notice of internet availability of proxy materials or proxy card, and follow the instructions on the website.
If your shares are held in street name and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote those shares through www.proxyvote.com, then you may access and participate in the annual meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, and participate in the annual meeting.
Why a virtual meeting?
We have adopted a virtual format to provide a consistent experience to all stockholders regardless of location, expand stockholder access to the annual meeting, achieve cost savings for stockholders and Pinterest, and reduce the environmental impact of the annual meeting. Hosting a virtual annual meeting enables increased stockholder attendance and participation since stockholders can participate from any geographic location with internet connectivity. We have structured the virtual format so that it offers the same participation opportunities that would be provided at an in-person annual meeting. In particular:

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•You can submit questions in advance of and during the annual meeting. Our question and answer session will include questions submitted both in advance of and live during the annual meeting. If you are a stockholder of record, or hold shares in street name and your voting instruction form or notice of internet availability of proxy materials indicates you may vote through www.proxyvote.com, you may submit a question in advance of the annual meeting at www.proxyvote.com or during the annual meeting at www.virtualshareholdermeeting. com/PINS2023, in each case by logging in with your 16-digit control number. We plan to answer as many questions during the annual meeting as time permits. Information regarding the types of questions permitted will be available in the meeting rules of conduct, which will be posted on the virtual meeting website during the meeting.
•Tech support will be available to facilitate your access to the annual meeting. We encourage you to access the annual meeting before it begins. Online check-in will start shortly before the annual meeting on May 25, 2023. We will have technicians available to assist you. If you have difficulty accessing the annual meeting, please follow the instructions at the annual meeting website to connect with a technician via phone.
Following the annual meeting, for a period of one year, we will make available a replay of the entire annual meeting on our investor relations website (see page 6 of this proxy statement).
What constitutes a quorum?
A quorum of stockholders is necessary to transact business at the annual meeting. A quorum exists if the holders of at least a majority of the voting power of the issued and outstanding shares entitled to vote are represented at the annual meeting, either by attending and voting at the annual meeting or by proxy. Abstentions and broker non-votes will be counted in determining if there is a quorum. If there is no quorum, either the chairperson of the annual meeting or the holders of a majority of the voting power of the shares represented at the annual meeting may adjourn the annual meeting to another date.
Voting information
Who is eligible to vote?
Only stockholders of record at the close of business on the record date are entitled to vote at the annual meeting. As of the record date, there were 595,180,725 shares of Class A common stock and 89,322,967 shares of Class B common stock outstanding and entitled to vote.
How many votes per share do I have?
Our Class A common stock has one vote per share and our Class B common stock has twenty votes per share. Our Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the annual meeting.
How can I vote?
Your voting options depend on how you hold your shares. You may vote as follows if you are a stockholder of record as of the record date or if you hold your shares in street name and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote these shares through www.proxyvote.com:
•At the annual meeting, by following the log in procedures described above and completing the online form during the annual meeting.
•Before the annual meeting, online, by going to www.proxyvote.com and following the prompts.
Otherwise, stockholders who hold their shares in street name should follow the voting instructions received from their broker, bank or other agent. If you received a paper copy of the proxy materials, you may also vote by mail (by completing, signing and dating the enclosed proxy card or voting instruction card and returning it promptly in the envelope provided) or over the phone.

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Other matters
You can vote over the phone or online until 11:59 p.m., Eastern Time on the day before the annual meeting. If you vote by mail, your proxy or voting instruction card, as applicable, must be received by the day before the annual meeting. You may still attend and vote at the annual meeting even if you have already voted by proxy.
How can I change my vote?
You can revoke your proxy at any time before the final vote at the annual meeting. You can also change your vote by attending and voting at the annual meeting. Please note that simply attending the annual meeting will not, by itself, revoke your proxy. In addition:
•If you are the beneficial owner, you can also change your vote or revoke your voting instruction by following the instructions provided by the broker, bank or other agent through which your shares are held.
•If you are the stockholder of record, you can also change your vote or revoke your proxy by submitting a subsequent proxy or by sending a timely written notice that you are revoking your proxy to the Corporate Secretary at the company’s address (see page 6 of this proxy statement). Such notice will be considered timely if it is received by the day before the annual meeting.
Who will count the votes?
Votes will be tabulated by Broadridge Financial Solutions, Inc. (“Broadridge”), and the board has appointed Broadridge to serve as our independent inspector of election.
What if I am a record holder and I do not submit voting instructions?
If you complete and submit your proxy, the persons named as proxies will vote your shares in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote your shares in accordance with the board’s recommendations below. If you do not submit a proxy or vote at the annual meeting, your shares will not be voted.
What if I am a street-name holder and I do not submit voting instructions?
You may instruct your broker, bank or other agent on how to vote your shares by following the instructions they provided with the proxy materials. If you do not do so, your broker, bank or other agent may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals. Whether a broker, bank or other nominee has discretion to vote the shares on uninstructed matters is subject to NYSE rules and a final determination by NYSE. If you do not provide voting instructions and the broker, bank or other agent elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Therefore, you are encouraged to return your voting instructions so that your shares are voted at the annual meeting.

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What vote is necessary to approve each proposal and what are the board’s recommendations?
The following table sets forth the voting requirements for each proposal being voted on at the annual meeting and the board’s recommendations.

Effect of
Proposal		Board Recommendation	Required Vote	Withholding / Abstentions	Broker Non-Votes

1	Election of directors	“FOR” each nominee	Plurality of votes cast (nominees that receive the most FOR votes will be elected)	No effect	Not counted as entitled to vote and so no effect

2	Advisory non-binding vote on the compensation of our named executive officers	“FOR”	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

3	Ratification of selection of Ernst & Young	“FOR”	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

4-5	Stockholder proposals, if properly presented.	"AGAINST"	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

To consider and vote on a stockholder proposal regarding a report on government requests to remove content, if properly presented.
Each nominee has consented to be a candidate and to serve if elected. Although the board has no reason to believe that any nominee will be unavailable to serve as a director, if such an event should occur, the board may designate a substitute nominee or reduce the size of the board. If the board designates a substitute nominee, proxies will be voted for such substitute nominee(s).
What if other business comes before the annual meeting?
We do not expect any other business to properly come before the annual meeting; however, if any other business should properly come before the annual meeting, the persons named as proxies will vote your shares on such matters in accordance with their best judgment.

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Other matters
How can I find out the voting results?
We will announce the preliminary voting results at the annual meeting. Final voting results will be published on a Form 8-K that we expect to file with the SEC within four business days after the annual meeting.
Proxy material information
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a paper copy of the full set of proxy materials?
In accordance with SEC rules, and in order to expedite our stockholders’ receipt of proxy materials, lower Pinterest’s costs and reduce the environmental impact of the annual meeting, we are making our proxy materials available to stockholders primarily over the internet. As a result, we are mailing a notice of the internet availability of the proxy materials to our stockholders instead of a paper copy of the full set of proxy materials. As explained in the notice, you can view our proxy materials and vote online by visiting www.proxyvote.com and having available the 16-digit control number contained in your notice. If you received a notice, you will not receive a printed copy of the proxy materials unless you request one by following the instructions provided in the notice.
Who pays the cost of the proxy solicitation?
We will pay for the costs of soliciting proxies, including the preparation, assembly, printing and mailing of the proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication, without additional compensation. We may also reimburse brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the street-name holders of our common stock.
What if I receive multiple notices or proxy or voting instruction cards?
If you received more than one notice of internet availability or proxy or voting instruction card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the notices, cards or forms to ensure that all of your shares are voted.
How can I sign up to receive future proxy materials by e-mail?
We encourage stockholders to take advantage of electronic delivery to help reduce the cost and environmental impact of the annual meeting. To sign up for electronic delivery, please visit www.proxyvote.com. Also, if you are a beneficial owner, you may sign up for electronic delivery by contacting your bank, broker or other agent through which you hold your shares. Once you sign up, you will not receive a printed copy of the proxy materials unless you request them.
What is householding?
SEC rules permit us, with your permission, to send a single set of proxy materials, including the notice of internet availability, proxy statement and annual report, to any household at which two or more stockholders reside if we believe they are members of the same family. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, we have not instituted this procedure, but may do so in the future. A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of our common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household. These options are available to you at any time. If you receive a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of the notice of internet availability, proxy statement or annual report, you may also submit a request to our Corporate Secretary by mail or phone at the company’s address or number (see page 6 of this proxy statement), and we will promptly send you the requested materials.
How can I get a paper copy of Pinterest’s annual report?
A copy of our 2022 annual report on Form 10-K is available without charge upon written request to the Corporate Secretary at the company’s address (see page 6 of this proxy statement).

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Appendix A - Information regarding Non-GAAP financial measures
This proxy statement contains a non-GAAP measure of financial performance, Adjusted EBIDTA.
To supplement our consolidated financial statements presented in accordance with GAAP, we consider Adjusted EBITDA, a financial measure which is not based on any standardized methodology prescribed by GAAP.
We define Adjusted EBITDA as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, interest income, interest expense and other income (expense), net, provision for income taxes, non-cash charitable contributions, and for the third quarter of 2020, a one-time payment for the termination of a future lease contract.
We use Adjusted EBITDA to evaluate our operating results and for financial and operational decision-making purposes. We believe Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that it excludes. We also believe Adjusted EBITDA provides useful information about our operating results, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key metrics we use for financial and operational decision-making. We are presenting Adjusted EBITDA to assist investors in seeing our operating results through the eyes of management and because we believe that this measure provides an additional tool for investors to use in comparing our core business operating results over multiple periods with other companies in our industry. However, our definition of Adjusted EBITDA may not be the same as similarly titled measures used by other companies.
Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), the nearest GAAP equivalent. For example, Adjusted EBITDA excludes:
•certain recurring, non-cash charges such as depreciation of fixed assets and amortization of acquired intangible assets, although these assets may have to be replaced in the future; and
•share-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense and an important part of our compensation strategy.
Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income (loss) and our other financial results presented in accordance with GAAP. The following table presents a reconciliation of net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA (in thousands):

	Year Ended December 31,
	2022	2021	2020
Net income (loss)	$(96,047)	$316,438	$(128,323)
Depreciation and amortization	46,489	27,500	36,988
Share-based compensation	497,123	415,382	321,020
Interest income	(30,943)	(4,204)	(16,119)
Interest expense and other (income) expense, net	15,210	9,420	635
Provision for income taxes	10,103	4,533	1,303
Non-cash charitable contributions	—	45,300	—
Termination of future lease contract	—	—	89,500
Adjusted EBITDA(1)	$441,935	$814,369	$305,004

(1)     Non-cash charitable contributions of $2.7 million were not excluded from Adjusted EBITDA for the year ended December 31, 2020 as these were not material.

Pinterest 2023 Proxy Statement	75

Helpful resources
Weblinks

Board of Directors
Pinterest Board	https://investor.pinterestinc.com/governance/board-of-directors/default.aspx
Committee Composition	https://investor.pinterestinc.com/governance/committee-composition/default.aspx
Board Committee Charters
Audit and Risk Committee	https://s23.q4cdn.com/958601754/files/doc_downloads/2022/Audit-and-Risk-Committee-Charter.pdf
Talent Development and Compensation Committee	https://s23.q4cdn.com/958601754/files/doc_downloads/2022/11/Talent-Development-and-Compensation-Committee-Charter.pdf
Nominating and Corporate Governance Committee	https://s23.q4cdn.com/958601754/files/doc_downloads/2022/11/Nominating-and-Corporate-Governance-Committee-Charter.pdf

Financial Reporting
2022 Annual Report	https://d18rn0p25nwr6d.cloudfront.net/CIK-0001506293/54d139a9-71d2-481e-98c4-85f9e643ab8e.pdf

Pinterest
Executive Profiles	https://investor.pinterestinc.com/governance/Executive-profiles/default.aspx
Investor Overview	https://investor.pinterestinc.com/investor-overview/default.aspx

Governance Documents
Amended and Restated Bylaws	https://s23.q4cdn.com/958601754/files/doc_downloads/gov_doc/2022/11/Amended-Restated-Bylaws.pdf
Amended and Restated Certificate of Incorporation	https://s23.q4cdn.com/958601754/files/doc_downloads/gov_doc/Certificate-of-Incorporation.pdf
Code of Business Conduct & Ethics	https://s23.q4cdn.com/958601754/files/doc_downloads/gov_doc/2021/10/PIN2122-CodeConduct2021-digitalEnglish-external.pdf
Corporate Governance Guidelines	https://s23.q4cdn.com/958601754/files/doc_downloads/2022/11/Corporate-Governance-Guidelines.pdf
Supplier Code of Conduct	https://s23.q4cdn.com/958601754/files/doc_downloads/gov_doc/2022/02/PIN_CodeOfConduct2022_Supplier_english.pdf
ESG Report
2021 ESG Impact Report	https://s23.q4cdn.com/958601754/files/doc_downloads/2023/02/pinterest-2021-esg-impact-report_inspiring-a-better-future.pdf
Weblinks are provided for convenience only and the content on the referenced websites does not constitute a part of this proxy statement.
Contacts
Corporate Secretary
Pinterest, Inc.
651 Brannan Street
San Francisco California 94107
United States

PINTEREST, INC.
651 BRANNAN STREET
SAN FRANCISCO, CA 94107

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PINS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

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V13379-P84189

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PINTEREST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Elect the following Class I nominees for director to hold office until the 2026 annual meeting and until their successors have been duly elected and qualified, or until their office is otherwise vacated:

Nominees:	**For**	**Against**	**Abstain**
1a. Jeffrey Jordan	☐	☐	☐
1b. Jeremy Levine	☐	☐	☐
1c. Gokul Rajaram	☐	☐	☐
1d. Marc Steinberg	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:

	For	**Against**	**Abstain**
4. Consider and vote on a stockholder proposal requesting a report on certain data relating to anti-harassment and anti-discrimination, if properly presented	☐	☐	☐
5. Consider and vote on a stockholder proposal requesting additional reporting on government requests to remove content, if properly presented	☐	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

V13380-P84189

PINTEREST, INC.
Annual Meeting of Stockholders
May 25, 2023 8:00 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Bill Ready, Wanji Walcott and Todd Morgenfeld, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PINTEREST, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, PDT on May 25, 2023, virtually at www.virtualshareholdermeeting.com/PINS2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side